UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )

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VINEYARD NATIONAL BANCORP
__________________________________________________________________________________________
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VINEYARD NATIONAL BANCORP
9590 Foothill Boulevard
Rancho Cucamonga, California 91730

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 24, 2006

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders (“Annual Meeting”) of Vineyard National Bancorp (“Bancorp”) will be held on Wednesday, May 24, 2006 at 5:30 p.m., local time, at 9590 Foothill Boulevard, Rancho Cucamonga, California 91730, to consider and act upon the following matters:

1.	To elect six (6) persons to the Board of Directors of the Bancorp to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

2.	To adopt the Vineyard National Bancorp 2006 Incentive Stock Plan;

3.	To ratify the appointment of the accounting firm of KPMG LLP as independent auditors for the year ending December 31, 2006; and

4.	To transact any other business as may properly come before the meeting and any adjournments of it.

The Board of Directors has fixed March 27, 2006 as the record date for determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. Only those shareholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON. IT IS IMPORTANT THAT ALL SHAREHOLDERS VOTE.

By Order of the Board of Directors

/s/ Richard S. Hagan
Richard S. Hagan, Secretary

Rancho Cucamonga, California
April 17, 2006

VINEYARD NATIONAL BANCORP

9590 Foothill Boulevard
Rancho Cucamonga, California 91730

PROXY STATEMENT

This Proxy Statement is being furnished to holders of common stock, no par value (“Common Stock”), of Vineyard National Bancorp (“Bancorp”), a California corporation, in connection with the solicitation of proxies by the Board of Directors of the Bancorp to be used in voting at the Annual Meeting of Shareholders (“Annual Meeting”) to be held on Wednesday, May 24, 2006 at 5:30 p.m., local time, at 9590 Foothill Boulevard, Rancho Cucamonga, California 91730, or at any adjournment thereof.

Mailing

It is anticipated that this Proxy Statement and the accompanying proxy will be mailed on or about April 17, 2006.

Proxy Voting

Because many shareholders cannot attend the Annual Meeting in person, it is necessary that a large number be represented by proxy. Shareholders may vote by (i) using a toll-free telephone number, (ii) using the Internet or (iii) completing the enclosed proxy card and mailing it in the postage-paid envelope provided. Check the enclosed proxy card or the information forwarded by your broker or other holder of record to see which options are available to you. The telephone and Internet voting procedures are designed to authenticate shareholders by use of a control number and to allow shareholders to confirm that their instructions have been properly recorded. The telephone and Internet voting facilities will close at 5:00 p.m., Pacific Time, on May 23, 2006.

The method by which you vote will in no way limit your right to vote at the Annual Meeting if you later decide to attend in person. If your shares are held in the name of a broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record, to be able to vote at the Annual Meeting.

Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Bancorp written notice thereof (mailed to Secretary, Vineyard National Bancorp, 1260 Corona Pointe Court, Corona, CA 92879); (ii) filing a later dated proxy (using a proxy card or the telephone or Internet voting procedure); or (iii) appearing at the Annual Meeting and giving the Secretary notice of your intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting of shareholders.

Unless revoked, all shares represented by a properly executed proxy which is received in time for the Annual Meeting will be voted by the proxy holders in accordance with the instructions on the proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted (i) FOR the election of the nominees for directors set forth herein, (ii) FOR the adoption of the Vineyard National Bancorp 2006 Incentive Stock Plan (the “2006 Incentive Stock Plan”), (iii) FOR the appointment of KPMG LLP (“KPMG”) as independent auditors for the year ending December 31, 2006 and (iv) upon the transaction of such other business as may properly be presented at the Annual Meeting in accordance with the recommendations of the Board of Directors.

Persons Making the Solicitation

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of the Bancorp.

The expense of preparing, assembling, printing, and mailing this Proxy Statement and the material used in this solicitation of proxies will be borne by the Bancorp. The Bancorp has retained The Altman Group, Inc. to aid in the solicitation for a fee of approximately $5,000 plus out-of-pocket expenses. In addition to solicitations by mail, The Altman Group, officers and regular employees of the Bancorp or its subsidiary, Vineyard Bank (the “Bank”), may solicit proxies personally.

The Bancorp may reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Common Stock.

Voting

Only shareholders of record at the close of business on March 27, 2006 (the “Voting Record Date”) are entitled to receive notice of and to vote at the Annual Meeting. There were 9,432,239 shares of Common Stock issued and outstanding on the Voting Record Date.

Each holder of Common Stock will be entitled to one (1) vote in person or by proxy for each share of Common Stock standing in his or her name on the books of the Bancorp as of the Voting Record Date on any matter properly submitted to a vote of the shareholders at the Annual Meeting. However, in the election of directors, the shares of Common Stock are entitled to be voted cumulatively if a candidate’s name has been properly placed in nomination prior to the voting and any shareholder present at the Annual Meeting has given notice of his or her intention to vote his or her shares cumulatively. If a shareholder has given such notice, then all shareholders may cumulate their votes for candidates in nomination. Cumulative voting entitles a shareholder to give one (1) nominee as many votes as is equal to the number of directors to be elected multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she sees fit.

The presence in person or by proxy of a majority of the shares entitled to vote is necessary to constitute a quorum at the Annual Meeting. Votes withheld from a director nominee, abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum exists.

The six (6) candidates receiving the most votes will be elected to the Board of Directors. The affirmative vote of a majority of the total votes present in person or by proxy and entitled to vote at the Annual Meeting is required to adopt the 2006 Incentive Stock Plan and ratify the appointment of KPMG as the Bancorp’s independent auditors. Abstentions will have the same affect as a vote against these proposals. Under the rules applicable to broker-dealers, the proposals for the election of directors and ratification of the appointment of KPMG are considered to be routine matters upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Consequently, there will be no “broker non-votes” with respect to these proposals. The proposal to adopt the 2006 Incentive Stock Plan is considered a non-routine matter for which brokerage firms do not have discretionary voting power. Broker non-votes will not be treated as shares entitled to vote and, therefore, will not be counted as a vote against the proposal to adopt the 2006 Incentive Stock Plan. However, broker non-votes could prevent approval of a proposal where the number of affirmative votes, though a majority of the votes represented and entitled to vote, does not constitute a majority of the required quorum.

The enclosed proxy confers discretionary authority with respect to any other proposals that may be properly brought before the Annual Meeting. As of the date hereof, management is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the proxies solicited hereby will be voted by the proxy holders in accordance with the recommendations of the Board of Directors.

Beneficial Ownership of the Common Stock

The following table sets forth certain information as to the Common Stock beneficially owned by (i) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), who or which was known to the Bancorp to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors and nominees of the Bancorp, (iii) each executive officer of the Bancorp listed in the Summary Compensation Table and (iv) all directors and executive officers of the Bancorp as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of March 27, 2006 (1)		Percent of Common Stock

Directors:
Charles L. Keagle	367,333	(2) (3)	3.85%
Norman A. Morales	308,048	(4)	3.27
Joel H. Ravitz	260,632	(2) (5)	2.72
Frank S. Alvarez	232,397	(2) (6) (7)	2.44
David A. Buxbaum	81,598	(8)	*
James G. LeSieur	5,769	(9)	*

Executive Officers:
Richard S. Hagan	78,585	(2) (6) (10)	*
Gordon Fong	24,285	(6) (11)	*
Richard Cadena	12,112	(12)	*
Tina Sandoval	7,700	(13)	*
Jacqueline Calhoun Schaefgen	5,267	(14)	*
Karen Dally	138	(15)	*

All directors and executive officers
as a group (13 persons)	1,393,864	(16)	14.78%

______________
* Represents less than 1% of the outstanding Common Stock.

(1)
Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2)	Includes the following number of shares which may be acquired by the respective individuals upon the exercise of stock options or warrants exercisable within 60 days of the Voting Record Date:

Charles L. Keagle	106,575
Joel H. Ravitz	132,300
Frank S. Alvarez	80,251
Richard S. Hagan	59,325

(3)
Includes 231,770 shares held jointly with Mr. Keagle's spouse, 22,050 shares held in a trust under Mr. Keagle’s spouse’s name, 2,424 shares held by Mr. Keagle’s spouse in her Individual Retirement Account (“IRA”), 2,424 shares held by Mr. Keagle in his IRA, 590 shares held in Mr. Keagle’s daughter’s name, and 1,500 shares of restricted Common Stock granted pursuant to the Bancorp’s 2005 Restricted Share Plan (the “2005 Plan”).

(4)	Includes 148 shares allocated to Mr. Morales pursuant to the Vineyard National Bancorp Employee Stock Ownership Plan (“ESOP”).

(5)	Includes 11,024 shares held by Mr. Ravitz in his IRA and 1,500 shares of restricted Common Stock granted pursuant to the 2005 Plan.

(6)
Does not include 268,487 unallocated shares of Common Stock held by the Vineyard National Bancorp Employee Stock Ownership Plan Trust Agreement (“Trust”), which was established pursuant to the ESOP. First Bankers Trust Company is the trustee (“Trustee”) of the Trust. Under the terms of the ESOP, the Trustee will generally vote the allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares held in the ESOP and allocated shares for which timely voting instructions are not received by the Trustee will be voted by the Trustee as directed by a committee appointed by the Board of Directors (“ESOP Committee”). The ESOP Committee is comprised of Messrs. Alvarez, Fong and Hagan and two other employees of the Bancorp. The ESOP Committee may only act by majority vote and no ESOP Committee member may act individually to vote or sell unallocated shares of Common Stock held by the ESOP. Each ESOP Committee member disclaims beneficial ownership with respect to the unallocated shares held by the Trust.

(7)
Includes 103,549 shares held by Louis M. Alvarez and Frank S. Alvarez as co-trustees of the Manual Alvarez and Lorenza E. Alvarez Trust, 3,589 shares held by Mr. Alvarez in his IRA, 43,508 held jointly with Mr. Alvarez’s spouse, and 1,500 shares of restricted Common Stock granted pursuant to the 2005 Plan.

(8)	Includes 1,500 shares of restricted Common Stock granted pursuant to the 2005 Plan.

(9)	Includes 4,269 shares held by Mr. LeSieur in his IRA and 1,500 shares of restricted Common Stock granted pursuant to the 2005 Plan.

(10)	Includes 19,112 shares of restricted Common Stock granted pursuant to the Bancorp’s 2002, 2003 and 2004 share plans and 148 shares allocated to Mr. Hagan pursuant to the ESOP.

(11)	Includes 24,137 shares of restricted Common Stock granted pursuant to the Bancorp’s 2002, 2003 and 2004 share plans and 148 shares allocated to Mr. Fong pursuant to the ESOP.

(12)	Includes 10,862 shares of restricted Common Stock granted pursuant to the Bancorp’s 2002, 2003 and 2004 share plans and 148 shares allocated to Mr. Cadena pursuant to the ESOP.

(13)	Includes 7,700 shares of restricted Common Stock granted pursuant to the Bancorp’s 2004 share plan.

(14)	Includes 5,216 shares of restricted Common Stock granted pursuant to the Bancorp’s 2003 and 2004 share plans and 50 shares allocated to Ms. Calhoun Schaefgen pursuant to the ESOP.

(15)	Includes 138 shares allocated to Ms. Dally pursuant to the ESOP.

(16)
Includes 84,527 shares granted pursuant to the Bancorp’s restricted share plans, which may be voted by directors and executive officers, 780 shares allocated to executive officers pursuant to the ESOP and 378,451 shares which may be acquired by directors and executive officers upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

The Board of Directors has set the number of directors of the Bancorp at six (6), which is within the number authorized by the Bylaws of the Bancorp. The directors who are elected will serve until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified.

None of the directors, the nominees for director or executive officers were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Bancorp acting within their capacities as such. There are no family relationships among directors or executive officers of the Bancorp. As of the date hereof, no directors of the Bancorp are directors or trustees of a company which has a class of securities registered pursuant to Section 12 of the Exchange Act, or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940. None of the directors, nominees for director, executive officers, affiliates, or shareholders owning five percent or more of the Common Stock, nor any associates of any of the foregoing, is a party to any legal proceeding or claim that is adverse to the Bancorp or the Bank.

Nominees for Director

Each of the nominees currently serves as a director of the Bancorp. Each of the nominees named herein has consented to be named in this Proxy Statement and has consented to serve as a director if elected. In the event that any of the nominees should be unable to serve as a director, it is intended that the proxies will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. Management has no reason to believe that any of the nominees will be unable to serve as director if elected.

The following table sets forth certain information with respect to those persons who are nominees for election as directors.

Name	Age	Principal Occupation or Positions and Other Directorships	Bancorp Director Since

Frank S. Alvarez	71	Mr. Alvarez is a retired certified public accountant, formerly with the accounting firm of Bowen McBeth, Inc. Mr. Alvarez serves as the Chairman of the Board of the Bancorp and has been a member of the Bancorp’s Board of Directors since its inception in 1988. Mr. Alvarez has served as a Director of the Bank since 1981. Mr. Alvarez also serves on the Board of Directors of Casa Colina Rehabilitation Hospital in Pomona, California.	1988

David A. Buxbaum	61
Mr. Buxbaum is one of the three founders of the Bank in the early 1980’s. Mr. Buxbaum is an attorney at the law firm of Buxbaum and Chakmak, which he co-founded in 1970. Mr. Buxbaum has served on City of Claremont commissions for 12 years, including chairman of the Planning Commission, and as a member of the Architecture Commission. Mr. Buxbaum has also served as a member of the Board of Trustees of the Gould Foundation at Claremont McKenna College for almost 20 years.  Mr. Buxbaum is a licensed California Real Estate Broker. Mr. Buxbaum also served on many non-profit boards including schools, cultural, and religious organizations.
2004

Charles L. Keagle	66	Mr. Keagle is the founding owner, Chairman, and CEO of The C & C Organization, which operates restaurants in Southern California known as The Cask ‘n Cleaver and The Sycamore Inn. Mr. Keagle was a founding organizer and director of the Bank. In addition to his community service involvement, Mr. Keagle is a member of the Board of Directors of The California Restaurant Association and The Board of Advisors of the Collins School of Hospitality Management at Cal Poly Pomona.	1998

James G. LeSieur	64
Mr. LeSieur serves as a member of the board for the Lennar Charitable Housing Foundation and Banker Benefits, a subsidiary of the California Bankers Association. Previously, Mr. LeSieur served as the Director for the Ralph W. Leatherby Center for Entrepreneurship and Business Ethics at Chapman University, and was on the board for the Orange County affiliate of Habitat for Humanity, where he also served two terms as Chairman. Prior to his appointment as a Director of the Bancorp in December 2004, Mr. LeSieur served as the President, CEO and a Director of Sunwest Bank. Prior to Sunwest Bank, Mr. LeSieur served as a management consultant for Arthur Young & Company.
2004

Name	Age	Principal Occupation or Positions and Other Directorships	Bancorp Director Since

Norman A. Morales	45
Mr. Morales has been employed by the Bancorp and the Bank as CEO and President since October 2000. Mr. Morales previously served as Executive Vice President/Chief Operating Officer and Chief Credit Officer of Cedars Bank in Los Angeles, California, from February 1999 through September 2000. Mr. Morales’ prior executive experience includes serving as Executive Vice President and Chief Financial Officer for Hawthorne Savings, F.S.B. in El Segundo, California, from January 1995 through January 1999. Mr. Morales served as Executive Vice President/Chief Financial Officer and Chief Administrative Officer of Southern California Bank in La Mirada, California, from July 1987 through January 1995.
			2000

Joel H. Ravitz	60
Mr. Ravitz is Chairman of the Board and CEO of Quincy Cass Associates, Inc., a Los Angeles-based securities broker dealer and a member of the NASD, as well as QCA Capital Management, Inc. a registered investment advisor. Mr. Ravitz has held these positions for more than ten years. Mr. Ravitz is a past member of the NASD District #2 Committee (2001 thru 2004) and is currently a member of the NASD Consultative Committee and the District #2 Nominating Committee. Mr. Ravitz is a past President and serves as a Director of Therapeutic Living Centers for the Blind, a non-profit corporation, and is a member of Town Hall of California. Mr. Ravitz has been a Bank Director since 1983 and a Bancorp Director since its inception in 1988.
1988

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR.

Executive Officers Who Are Not Directors

Set forth below is information with respect to the principal occupations during the last five years for the five senior executive officers of the Bancorp and the Bank who do not serve as directors of the Bancorp.

Jacqueline Calhoun Schaefgen, age 36, is Executive Vice President and Chief Risk Officer of the Bank. With more than 14 years of banking experience, Ms. Calhoun started her career as a national bank examiner, where she gained exposure to a wide variety of bank systems and practices through assignments in community, regional, and multinational banks. Ms. Calhoun subsequently held the positions of Senior Credit Administrator at Frontier Bank and American International Bank, until the time each institution was sold, and worked as a bank consultant (both independently and for a bank consulting firm) for approximately three years. Prior to joining the Bank, Ms. Calhoun was the Chief Credit Officer of Hawthorne Savings, F.S.B. in El Segundo, California, from August 2001 to January 2004.

Gordon Fong, age 39, is Executive Vice President and Chief Financial Officer of the Bancorp and the Bank. Mr. Fong joined the Bank in June 2002. Prior to joining the Bank, Mr. Fong was the Senior Vice President and Chief Financial Officer of First Coastal Bank in El Segundo, California, from September 1997 to December 2001. Mr. Fong began his career at Deloitte & Touche, LLP after graduating from the University of California at Los Angeles with a Bachelor of Arts degree in Economics/Business with a specialization in Computing in March 1989. Mr. Fong is also a certified public accountant.

Richard S. Hagan, age 54, is Executive Vice President, Chief Credit Officer and Chief Operating Officer of the Bank. Mr. Hagan joined the Bank in December 2000 and has served as Chief Credit Officer since February 2001. In August 2002, Mr. Hagan was appointed as Secretary of the Bank and the Bancorp, and in September 2002, Mr. Hagan was appointed as Chief Operating Officer of the Bank. Mr. Hagan previously served as Credit Administrator of Manufacturers Bank in Los Angeles, California, from October 1997 to January 2000. Mr. Hagan served as Senior Credit Administrator of Southern California Bank in La Mirada, California, from March 1993 to October 1997. Mr. Hagan has 25 years of community-based banking experience and has served in various management positions throughout his career.

Elizabeth (Liz) Reno, age 45, is Executive Vice President and Chief Banking Officer. Ms. Reno is responsible for management and oversight of the commercial and business banking, private banking and entrepreneur services, corporate cash management and community banking. Ms. Reno has over 25 years of experience in the financial services industry. Prior to joining the Bank, Ms. Reno was a Director at KPMG LLP responsible for all sales and marketing in the greater Los Angeles area. Prior to joining KPMG, Ms. Reno operated The Reno Group, a sales, marketing, and financial firm. Ms. Reno also spent time as an executive at Fleet Capital, Sumitomo Bank of California, Bank of America and Security Pacific Bank.

Tina Sandoval, age 34, is Senior Vice President and Chief Culture Officer of the Bank.  Ms. Sandoval joined the Bank in January 2005 and is responsible for overseeing the human resources, education and development, marketing and strategic organization areas of the Bank.  Prior to joining the Bank, Ms. Sandoval served as the Human Resources Manager for Business Bank of California in Corona, California, from January 2002 to June 2004.  Previously, Ms. Sandoval served as the Education and Development Manager of Hawthorne Savings, F.S.B. in El Segundo, California from August 1997 to January 2002.  Ms. Sandoval has 15 years of corporate culture and employee development experience.

Certain Transactions

Certain directors and executive officers of the Bancorp and the Bank, and the companies with which the directors and executive officers are associated, were customers of, and had banking transactions with, the Bank during fiscal year 2005. Such transactions were in the ordinary course of business and the Bank expects to have similar banking transactions in the future. All the loans and commitments included in such transactions were made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness and did not involve more than a normal risk of collectibility or present other unfavorable features. All such loans to executive officers and directors were current as of December 31, 2005.

Board of Directors

The total number of meetings of the Board of Directors of the Bancorp, including regularly scheduled and special meetings during the last full fiscal year, was 20. In addition, the Board of Directors of the Bank had 17 regularly scheduled and special meetings. No director during the last full fiscal year attended fewer than 95% of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which that director served. Pursuant to applicable Nasdaq National Market requirements, the Board of Directors has made an affirmative determination that the following members of the Board of Directors are “independent” within the meaning of such rule: Frank S. Alvarez, David A. Buxbaum, Charles L. Keagle, James G. LeSieur, and Joel H. Ravitz. As such, and pursuant to applicable Nasdaq National Market requirements, a majority of the members of the Board of Directors are “independent” as so defined. Directors are encouraged to attend annual meetings of shareholders of the Bancorp. All Directors attended the Bancorp’s prior annual meeting of shareholders.

Committees of the Board of Directors

The Bancorp maintains a standing Audit Committee. Members of the Audit Committee are Messrs. LeSieur (Chairman), Keagle, and Ravitz, each of whom is independent as defined by the current listing standards of the Nasdaq National Market and rules of the Securities and Exchange Commission (the “Commission”). The Board of Directors has determined that Mr. LeSieur satisfies the requirements established by the Commission for qualification as an “audit committee financial expert”. The Audit Committee held eight meetings during the last fiscal year. The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities to oversee management activities related to internal control, accounting and financial reporting policies and auditing practices; to review the independence of the outside auditors and the objectivity of internal auditors; to review the adequacy and reliability of disclosures to shareholders; and to perform other functions as deemed appropriate. Accordingly, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Bancorp’s independent auditors, who report directly to the Audit Committee. In addition, the Audit Committee is to provide assistance to the Directors in fulfilling their responsibility to the shareholders, potential shareholders, and the investment community relating to corporate accounting, reporting practices of the Bancorp, and the quality and integrity of the financial reports of the Bancorp. A copy of the Audit Committee Charter is attached as Appendix A to this Proxy Statement.

The Board of Directors maintains a Compensation Committee which was formed in April 2003. Messrs. Buxbaum (Chairman), Keagle, and Ravitz, serve on the Compensation Committee, each of whom is independent as defined by the current listing standards of the Nasdaq National Market. A copy of the Compensation Committee Charter is attached as Appendix B to this Proxy Statement. The Compensation Committee held four meetings during the last fiscal year.

In May 2004 the Board of Directors formed a Nominating and Corporate Governance Committee. Messrs. Ravitz (Chairman), Alvarez, and Keagle serve on the Nominating and Corporate Governance Committee. The Nominating and Governance Committee monitors the director nomination process, including identifying and recommending qualified candidates to serve as directors, and oversees the Bancorp’s corporate governance generally. A copy of the Nominating and Corporate Governance Committee is attached as Appendix C to this Proxy Statement. The Nominating and Corporate Governance Committee met one time during the last fiscal year.

Audit Committee Report

The following Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Bancorp filings under the Securities Act of 1933, as amended (“Securities Act”), or under the Exchange Act, except to the extent that the Bancorp specifically incorporates this information by reference.

The Audit Committee of the Board of Directors submits the following report on the performance of certain of its responsibilities for fiscal year 2005. The Audit Committee has adopted and operates under a written charter, which was amended in March 2006, and is included as Appendix A to this Proxy Statement.

Pursuant to its charter, the Audit Committee is responsible for assisting the Board of Directors in monitoring the quality and integrity of the Bancorp’s financial statements and overall reporting process, including the Bancorp’s system of internal controls. Additionally, the Audit Committee has responsibility to:

•
Review the financial statements of the Bancorp and its subsidiaries and to discuss with management and the independent auditor the quality of the Bancorp’s accounting principles as applied to its financial reporting;

•	Oversee the maintenance of an appropriate internal audit program and financial reporting procedures with management and the independent auditor;

•	Engage the independent auditor for the Bancorp and its subsidiaries, establish its compensation and pre-approve all audit and permitted non-audit fees to be paid to the independent auditor;

•	Review and approve the general scope of the annual audit; and

•	Maintain an appropriate regulatory compliance program for the Bancorp and its subsidiaries.

Management of the Bancorp has primary responsibility for the financial statements and the reporting process, including the Bancorp’s system of internal controls. The independent auditor is responsible for performing an independent audit of the Bancorp’s consolidated financial statements in accordance with generally accepted auditing standards. This audit serves as a basis for the auditor’s opinion in the annual report to shareholders addressing as to whether the financial statements fairly present the Bancorp’s financial position, results of operations and cash flows. The Audit Committee’s responsibility is to monitor and oversee these processes relying without independent verification on the information provided in the representations made by management and the independent auditor.

In reviewing the independence of the Bancorp’s outside auditor, the Audit Committee has received from the independent auditor written disclosures regarding all relationships between the Bancorp and the auditor that bear on the auditor’s independence consistent with Independence Standards Board Standard No l. As part of this review, the Audit Committee considered any relationships that may influence the independent auditor’s objectivity and independence and was satisfied as to the auditor’s independence.

The Audit Committee (or the financial expert of the Audit Committee) reviews and discusses with management the annual audited and quarterly financial statements, reviews the integrity of the financial reporting processes, both internal and external, reviews the qualifications, performance and independence of the independent auditor, and prepares the Audit Committee Report included in the Proxy Statement in accordance with the rules and regulations of the Commission. Additionally, the Audit Committee reviews and discusses with the Bancorp’s independent auditors the annual audited financial statements. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2005. The Audit Committee also recommended the selection of KPMG as the Bancorp’s independent auditor for the fiscal year ending December 31, 2006.

Respectfully Submitted,

THE AUDIT COMMITTEE
James G. LeSieur, Chairman
Charles L. Keagle
Joel H. Ravitz

Consideration of Director Nominees

Shareholder Nominees. Pursuant to its charter, the Nominating and Governance Committee has adopted a policy governing submissions by shareholders for candidates for possible nomination by the Board as directors. The shareholder recommendations must be submitted in writing to the chairman of the Nominating and Governance Committee at c/o Vineyard National Bancorp, 1260 Corona Pointe Court, Corona, CA 92879. Shareholder recommendations must be submitted no earlier than the last business day of September and no later than the last business day in the month of November preceding the Bancorp’s next annual meeting of shareholders for consideration at such annual meeting. All nominations submitted for consideration should identify the shareholder making the nomination and set forth the name and qualifications of the nominee. The information that must be contained in the shareholder recommendation is described in more detail in the charter of the Nominating and Governance Committee, a copy of which is attached to this Proxy Statement as Appendix B. The Bancorp did not receive any such nominations from shareholders in connection with the Annual Meeting.

Director Qualifications. In evaluating nominations for director, the Board of Directors seeks to achieve a balance of knowledge, experience and capability on the Board. Members of the Board should have the highest professional and personal ethics and values, consistent with the values of the Bancorp. Nominees should have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Each director must represent the interests of all shareholders.

Identifying and Evaluating Nominees for Directors. The Board of Directors utilizes a variety of methods for identifying and evaluating nominees for director. The Board of Directors assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Board of Directors will consider various potential candidates for director. The Board of Directors expects that candidates may come to the attention of the Board of Directors through current Board members, professional search firms, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the Board of Directors, and may be considered at any point during the year. As described above, the Board of Directors will consider properly submitted shareholder nominations for candidates for the Board. The Board of Directors expects that following verification of the shareholder status of persons proposing candidates, recommendations will be aggregated and considered by the Board of Directors at a regularly scheduled meeting. The Board of Directors also may review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder.

Communications with the Board

Shareholders may communicate with the Board of Directors by sending a letter to the Bancorp’s Board of Directors, c/o Corporate Secretary, Vineyard National Bancorp, 1260 Corona Pointe Court, Corona, CA 92879. The Corporate Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, the Corporate Secretary will submit shareholder correspondence to the Chairman of the Board or to any specific director to whom the correspondence is directed.

Compensation of Non-Employee Directors

Non-Employee Directors of the Bancorp are paid a $3,000 monthly fee for their personal attendance at meetings of the Board of Directors of the Bancorp. The non-employee directors of the Bank receive an additional monthly fee of $1,000. The Chairman of the Board of Directors of the Bank is currently paid an additional $1,000 monthly. The non-employee directors of the Bancorp also receive $1,500 per month for health insurance related expenses. The Directors do not receive any additional compensation for participation on any of the Bancorp’s or the Bank’s committees.

The Bancorp adopted a Directors’ Deferred Compensation Plan effective January 1, 2001. The Deferred Compensation Plan allows directors to defer their Board of Directors’ fees which will then provide for retirement benefits to be paid upon retirement, resignation, death, disability or as provided and elected in the directors’ deferral agreement. The Bancorp is under no obligation to make matching contributions to the Deferred Compensation Plan and pays a market interest rate on the deferred monies.

In addition, non-employee Directors of the Bancorp are eligible to participate in the Bancorp’s Amended and Restated 1997 Incentive Stock Option Plan (“1997 Option Plan”). There were no stock options granted to non-employee Directors in fiscal year 2005.

In May of 2005 the shareholders approved the 2005 Plan. Directors of the Bancorp are eligible to receive grants of restricted shares under the 2005 Plan. There were no restricted shares granted to non-employee Directors in fiscal year 2005. In February 2006 the non-employee Directors of the Bancorp were each granted 1,500 restricted shares under the 2005 Plan for services rendered for the fiscal year 2005.

EXECUTIVE COMPENSATION

The following table sets forth certain summary compensation information for the Bank's Chief Executive Officer and the four other most highly compensated executive officers of the Bank. The table also includes two individuals who served during the year as an executive officer but who were not executive officers as of December 31, 2005. A portion of Mr. Morales’s bonus compensation is paid by the Bancorp. None of the other named executive officers receive separate compensation from the Bancorp.

Summary Compensation Table

	Annual Compensation				Long Term Compensation(3)
Name and principal position	Year	Salary	Bonus	Other Annual Compensation(1)	Restricted Stock(2)	Securities underlying options/SARs	All Other Compensation(4)

Norman A. Morales President and	2005	$304,420	$300,000	--	--	--	$31,405
Chief Executive Officer	2004	311,538	300,000	--	--	--	31,310
	2003	264,852	334,854	--	--	84,000	30,702

Richard S. Hagan	2005	$219,420	$40,000	--	$175,560	--	$28,082
Executive Vice President and Chief	2004	218,077	115,000	--	112,000	--	27,268
Credit Officer / Chief Operating Officer	2003	186,346	125,000	--	37,600	26,250	25,292

Gordon Fong	2005	$182,499	$40,000	--	$336,310	--	$23,499
Executive Vice President and Chief	2004	162,692	100,000	--	96,800	--	--
Financial Officer	2003	127,692	65,000	--	74,531	--	--

Richard Cadena(5)	2005	$154,420	--	--	$21,945	--	$4,632
Chief Community	2004	148,846	$70,000	--	67,200	--	4,448
Banking Officer	2003	120,000	65,000	--	47,000	--	3,307

Karen Dally (6)	2005	$149,420	--	--	--	--	$15,691
Chief Administrative Officer	2004	139,423	$50,000	--	$48,000	--	9,238
	2003	112,500	40,000	--	28,200	--	5,988

Jacqueline Calhoun Schaefgen(7)	2005	$121,923	$18,500	--	$64,109	--	$13,100
Executive Vice President and Chief	2004	61,442	40,000	--	79,034	--	3,970
Risk Officer

Tina Sandoval(8)	2005	$117,842	$20,000	--	$232,962	--	--
Senior Vice President and Chief
Culture Officer
_____________
(1)
Does not include amounts attributable to miscellaneous benefits received by the named executive officers. In the opinion of management of the Bank, the cost to the Bank of providing such benefits to each of the named executive officers during the fiscal year ended December 31, 2005 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(2)
For fiscal year 2005, represents the grant of 6,000 shares of restricted Common Stock to Mr. Hagan, 11,000 shares of restricted Common Stock to Mr. Fong, 750 shares of restricted Common Stock to Mr. Cadena, 2,191 shares of restricted Common Stock to Ms. Calhoun Schaefgen, and 7,700 shares of restricted Common Stock to Ms. Sandoval pursuant to the Bancorp’s 2004 Restricted Share Plan (“2004 Plan”), which were deemed to have the indicated value at the date of grant. As of December 31, 2005, Messrs. Hagan, Fong, and Cadena and Ms. Calhoun Schaefgen and Ms. Sandoval held unvested restricted shares amounting to 19,112, 24,137, 10,862, 5,216, and 7,700, respectively, which had a value of $589,414, $744,385, $334,984, $160,861, and $237,468, respectively. The dollar values are based on the closing price of the Bancorp’s Common Stock on December 31, 2005. Pursuant to the terms of the 2004 Plan, dividends will be paid on the restricted shares.

(3)	Share amounts have been adjusted to reflect the 5% stock dividends paid in January 2003 and January 2004 and the two-for-one stock split in August 2004 of the Bancorp’s Common Stock.

(4)
For fiscal year 2005, includes $1,405 allocated to Mr. Morales, $6,582 allocated to Mr. Hagan, $6,999 allocated to Mr. Fong, $4,632 allocated to Mr. Cadena, $4,816 allocated to Ms. Dally and $3,725 allocated to Ms. Calhoun Schaefgen pursuant to the Bank’s 401(k) Plan, and $30,000 allocated to Mr. Morales, $21,500 allocated to Mr. Hagan, $16,500 allocated to Mr. Fong, $10,875 allocated to Ms. Dally and $9,375 allocated to Ms. Calhoun Schaefgen pursuant to the Bank’s non-qualified deferred compensation plan.

(5)	As of November 2005, Mr. Cadena no longer served as an executive officer of the Bank.

(6)	As of November 2005, Ms. Dally resigned her position as an executive officer of the Bank.

(7)	Ms. Calhoun Schaefgen was employed by the Bank effective April 2004.

(8)	Ms. Sandoval was employed by the Bank effective January 2005.

Stock Options

There were no stock options granted to any of the named executive officers for the fiscal year ended December 31, 2005. The following table sets forth certain information concerning exercises of stock options by the named executive officers during the fiscal year ended December 31, 2005 and options held at December 31, 2005.

	Shares Acquired	Value	Number of Securities Underlying Unexercised Options at Year End		Value of Unexercised In-the-Money Options at Year End (2)
Name	on Exercise	Realized (1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Norman A. Morales	84,000	$1,737,684	--	--	--	--
Richard S. Hagan	--	--	57,575	1,750	$1,383,951	$40,637
Richard Cadena	5,000	$145,690	4,025	--	$107,701	--
_______________

(1)
Represents the market value per share of the Bancorp’s Common Stock at closing on the date of exercise minus the exercise price of the options, times the number of shares of Common Stock acquired on exercise.

(2)
Represents the market value per share of the Bancorp’s Common Stock at fiscal year end based on the closing price of $30.84 at December 31, 2005, as quoted on the Nasdaq National Market, minus the exercise price per share of the options outstanding times the number of shares of Common Stock represented by such options.

Employment Agreement

The Bancorp has an employment agreement with Mr. Morales. The expiration date of the employment agreement is December 31, 2008. The agreement is automatically extended for an additional year at the end of each year thus making it a three (3) year “rolling” agreement, unless the Board of Directors elects not to renew the term by giving written notice to Mr. Morales by September 1 of the year in which it decides not to renew the contract. Under the terms of the agreement, Mr. Morales is paid an annual salary of $300,000. In March the Board of Directors adjusted Mr. Morales’ annual salary to $475,000 for the fiscal year 2006. At any time during the term of Mr. Morales’ employment agreement, the Board of Directors may terminate his employment with or without cause. If the termination is without cause, then Mr. Morales is entitled to severance pay equal to two years salary. In the event that the employment agreement is terminated in connection with a merger, sale or transfer of the Bank’s and the Bancorp’s assets, then Mr. Morales is entitled to receive a payment equal to two years compensation as calculated by adding the salary in force at time of measurement plus the average of the prior two years incentive bonuses.

Change of Control Agreements

The Bancorp and the Bank have entered into change of control agreements with each of Ms. Calhoun Schaefgen, Mr. Fong, Mr. Hagan and Ms. Reno. Under the terms of the change of control agreements, each of these officers would be entitled to a lump sum payment equal to two years of their respective annual compensation; the average of their respective two most recent annual incentive bonuses paid prior to the change in control; and continuation coverage under the Bank’s group health plans for a 12-month period, if his or her employment is terminated after a change in control of the Bancorp or the Bank. The Bancorp and the Bank have entered a change of control with Ms. Sandoval. Under the terms of this agreement, Ms. Sandoval would be entitled to receive pay equal to one years annual compensation; the average of her two most recent annual incentive bonuses paid prior to the change in control; and continuation coverage under the Bank’s group health plans for a 12-month period, if her employment is terminated after a change in control of the Bancorp or the Bank.

Other Benefits

The Bank maintains a non-qualified deferred compensation plan for certain key management personnel whereby they may defer compensation which will then provide for certain payments upon retirement, death or disability. The Bank may make matching contributions of 25% of assistant vice presidents’ deferrals, 50% of vice presidents’ deferrals, 75% for senior vice presidents’ and 100% of executive officers’ deferrals up to a maximum of 10% of the participant’s before-tax salary. The Bank’s contribution, in the aggregate, for all participants shall not exceed 4% of compensation of all Bank employees. Each participant contributes a minimum of $1,000 annually to the deferred compensation plan.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is comprised of Messrs. Buxbaum (Chairman), Keagle, and Ravitz. No executive officer or employee participated in the deliberations of the Board of Directors or the Compensation Committee concerning executive officer compensation.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Exchange Act requires the Bancorp’s directors and certain of its officers and persons who own more than 10% of the Bancorp’s equity securities to file reports of ownership and changes in ownership with the Commission. Officers, directors, and persons who own more than 10% of the Bancorp’s equity securities are required by the Commission regulations to furnish the Bancorp with copies of all Section 16(a) forms they file. The Bancorp knows of no person who beneficially owns 10% or more of the Common Stock.

Based solely on the Bancorp’s review of the copies of such forms received by it or written representations from its officers and directors, the Bancorp believes that with respect to the fiscal year ended December 31, 2005, the Bancorp’s officers and directors satisfied the reporting requirements promulgated under Section 16(a) of the Exchange Act.

Equity Compensation Plan Information

The following table sets forth certain information for all equity compensation plans (including individual compensation arrangements) in effect as of December 31, 2005.

Plan Category	Number of securities to be issued upon exercise of outstanding options and warrants (1)		Weighted-average exercise price of outstanding options and warrants (2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(1)

	(a)		(b)	(c)
Equity compensation plans
approved by security holders	536,631	(3)	$ 3.84	358,097	(4)

Equity compensation plans not
approved by security holders(5)	107,625		--	--
Total	644,256		$ 3.84	358,097

(1)	Number of shares have been adjusted to reflect the 5% stock dividends paid in January 2003 and January 2004 and the two-for-one stock split in August 2004.

(2)	Weighted average exercise price excludes 109,475 shares subject to restricted stock grants which are acquired at market price.

(3)
Represents 427,155 vested shares granted pursuant to the Bancorp’s 1997 Option Plan; 104,475 shares granted under the Bancorp’s 2004 Plan and 5,000 shares issued under the Bancorp’s 2005 Plan which have not vested as of December 31, 2005.

(4)	Includes 7,572 shares remaining under the 1997 Option Plan, 105,525 shares remaining under the 2004 Plan and 245,000 shares remaining under the 2005 Plan.

(5)	Relates to the Bancorp’s 2002 Restricted Share Plan (the “2002 Plan”) and the 2003 Restricted Share Plan (the “2003 Plan”).

Restricted Share Plans

In June 2002 and February 2003, the Board of Directors adopted the 2002 Plan and the 2003 Plan, respectively. The 2002 Plan and the 2003 Plan provide for the grant of restricted shares of Common Stock to certain officers and employees of the Bancorp. The 2002 Plan and the 2003 Plan authorized the grant of up to an aggregate of 107,625 shares of Common Stock. All shares of Common Stock authorized under the 2002 Plan and the 2003 Plan have been granted. The restricted shares of Common Stock granted under the 2002 Plan and the 2003 Plan vest four years from the date of grant. In May 2003, the 2004 Plan was adopted by the shareholders. The 2004 Plan authorized the grant of up to an aggregate of 210,000 shares of Common Stock of which only 52,500 shares may be granted in any calendar year. Approximately half of the shares of Common Stock authorized under the 2004 Plan have been granted. In May 2005, the shareholders approved the 2005 Plan. The 2005 Plan authorized the grant of up to an aggregate of 250,000 shares of Common Stock; 5,000 shares of Common Stock have been granted under the 2005 Plan. Employees and officers are eligible to receive grants of restricted shares under the 2004 Plan and employees, officers and directors are eligible to receive grants of restricted shares under the 2005 Plan.

The terms and conditions of the 2002 Plan, 2003 Plan, 2004 Plan and 2005 Plan (collectively, the “Plans”) are substantially similar. The Plans are administered by the Board of Directors, or a committee of the Board. Under the Plans, employees, officers and directors of the Bancorp and its subsidiaries are eligible to receive grants of restricted shares. The granting of restricted shares gives the recipient the right to receive a specified number of shares of Common Stock. The Board may impose terms and conditions on restricted share grants made to any participant. The restricted shares become unrestricted and vested in accordance with the vesting schedule established by the Board of Directors in connection with the grant. If a change of control of the Bancorp occurs, then all restrictions applicable to an employee’s restricted shares will be deemed lapsed and satisfied and the employee will become fully vested.

Compensation Committee Report

The following Compensation Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Bancorp filings under the Securities Act or under the Exchange Act, except to the extent that the Bancorp specifically incorporates this information by reference.

The Compensation Committee met four times during fiscal year 2005. The Compensation Committee is comprised of Messrs. Buxbaum (Chairman), Keagle and Ravitz. The following report of the Compensation Committee sets forth information regarding the compensation and benefits provided to the Bancorp’s President and Chief Executive Officer and certain other executive officers of the Bancorp for the fiscal year 2005.

Compensation Philosophy. The Compensation Committee is responsible for administering the executive compensation program of the Bancorp, annually reviewing and evaluating the base salary and incentive compensation for all executive officers, including the President and Chief Executive Officer.

In conducting its review, the Compensation Committee receives information and recommendations from the Human Resources Director and recommendations from the President and Chief Executive Officer with respect to the compensation of executive officers other than himself. The President and Chief Executive Officer does not participate in the Compensation Committee’s review of his own compensation package. The Compensation Committee also receives information from outside compensation experts and public proxy filings, considers the objectives and performance of the Bancorp, individual performance, level of responsibility and compensation practices at comparable financial institutions in establishing appropriate executive compensation levels.

The purposes of the Bancorp’s executive compensation policies are to attract and retain qualified individuals; align the interests of the Bancorp’s executive officers and all other officers with the interests of its shareholders; reward high performance by the Bancorp and the executive officers; and maintain compensation levels that are competitive with other financial institutions, particularly those operating in Southern California. The Bancorp’s compensation structure is designed to support the achievement of the Bancorp’s performance and the primary strategic objective of enhancing shareholder value over time and to ensure that executive officers’ interests are aligned with those of the Bancorp’s shareholders. Although the discussion below describes the methodology used to establish compensation levels in fiscal year 2005, the process of evaluating and determining the most appropriate and effective executive compensation structure is an ongoing matter. Consequently, the Compensation Committee may determine to use the same or a different methodology for setting compensation levels in fiscal year 2006.

The total compensation package of the Bancorp’s executive officers is based on the following principles:

1.  Link to Stock Value - Equity-based plans such as the 1997 Stock Option Plan and the Plans, should comprise a significant portion of total compensation so as to link executive compensation to long-term Bancorp performance and shareholder interests.

2.  Link to Performance - Compensation for executive officers should be based on both the performance of the Bancorp and the individual performance of the executive. The Board of Directors adopted the Vineyard Bank Incentive Compensation Plan for the fiscal year of January 1, 2005 to December 31, 2005 (the “2005 Incentive Plan”) to assist in attaining the objective of making the Bancorp a top performer in the industry.

3.  Competitive With Other Financial Institutions - The total compensation package should be assessed with those of other financial institutions, particularly those located in Southern California.

Annual Incentive Compensation. The Bancorp’s annual incentive compensation program is designed to provide additional annual compensation based on achievement of performance targets approved by the Board of Directors. The program provides additional annual compensation over base salary. Members of the Bank’s management during fiscal year 2005 participated in the 2005 Incentive Plan. Except for the award to the President and Chief Executive Officer, whose award was based solely on corporate performance, incentive awards were based upon a combination of corporate performance measured in return on average common equity, individual performance and the performance of the officer’s business unit. In addition, the 2005 Incentive Plan provided for additional equity compensation awards under the Bancorp’s Restricted Share Plans.

Based on the Bancorp’s consistent earnings growth and operating performance expectations, relative to peers during fiscal year 2005, the Board of Directors approved a structure and design for a 2006 Incentive Compensation Plan that is similar to the 2005 Incentive Plan.

The President and Chief Executive Officer. The Board of Directors awarded Mr. Morales an annual salary of $300,000 for fiscal year 2005 based on an analysis of the salaries of the chief executive officers of peer group financial institutions in the Southern California area and the significant contribution that the chief executive officer makes to the successful operations of the Bancorp. In addition, under the terms of Mr. Morales’ employment agreement, Mr. Morales was awarded an incentive payment for fiscal year 2005 in the amount of $300,000. The basis of the incentive payment is based on the Bancorp’s performance.

COMPENSATION COMMITTEE

David Buxbaum, Chairman	Charles Keagle
Joel Ravitz

Performance Graph

The graph below compares the performance of the Common Stock with that of the NASDAQ Composite Index (U.S. Companies), and the SNL $1 billion to $5 billion Bank Index from December 31, 2000 through December 31, 2005. In November 2002, the Common Stock was listed on the NASDAQ National Market System. The Common Stock previously was listed on the NASDAQ SmallCap Stock Market. The cumulative returns include the payment of dividends and two-for-one-stock split by the Bancorp.

Total Return Performance
Index Value
2,500
2,250
2,000
1,750
1,500
1,250
1,000
750
500
250
0
12/31/00
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
Vineyard National Bancorp
NASDAQ Composite
SNL $1B-$5B Bank Index

	Period Ending
Index	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
Vineyard National Bancorp	100.00	210.10	551.51	1,274.83	2,374.83	2,231.73
NASDAQ Composite	100.00	79.18	54.44	82.09	89.59	91.54
SNL $1B-$5B Bank Index	100.00	121.50	140.26	190.73	235.40	231.38

PROPOSAL NO. 2
TO ADOPT THE VINEYARD NATIONAL BANCORP 2006 INCENTIVE STOCK PLAN

General

The Board of Directors has unanimously adopted the 2006 Incentive Stock Plan which is designed to further and promote the interests of the Bancorp and its shareholders by enabling the Bancorp and the Bank to attract, retain and motivate its employees, officers and directors. The 2006 Incentive Stock Plan is intended to align the interests of those individuals and the Bancorp’s shareholders. To do this, the 2006 Incentive Stock Plan offers stock options, restricted stock and stock appreciation rights (“Awards”) providing such employees, officers and directors with a proprietary interest in maximizing the growth, profitability and overall success of the Bancorp. Awards will be available for grant to officers, employees and directors of the Bancorp and its subsidiaries, except that non-employee directors will be eligible to receive only awards of non-qualified stock options. The Bancorp may issue options under the 2006 Incentive Stock Plan at a purchase price not less than one hundred percent (100%) of the fair market value of the stock at the time the option is granted.

Description of the 2006 Incentive Stock Plan

The following description of the 2006 Incentive Stock Plan is a summary of its terms and is qualified in its entirety by reference to the 2006 Incentive Stock Plan, a copy of which is attached hereto as Appendix D. Unless otherwise expressed, all capitalized terms shall be defined as set forth in the 2006 Incentive Stock Plan.

Under the 2006 Incentive Stock Plan, the Board of Directors, or a committee of the Board of Directors (the “Administrator”), will determine, among other things, which officers, employees and non-employee directors will be granted Awards (including stock options, restricted stock and stock appreciation rights), the number of shares subject to each award, whether such awards may be exercised by delivering other shares of Common Stock and when such awards become exercisable. Only the Compensation Committee of the Board of Directors, however, has the authority to grant incentive awards intended to qualify as performance based compensation with the meaning of Section 162(m) of the Code. The per share exercise price of both an incentive stock and a non-qualified option will be no less than the fair market value of a share of Common Stock on the date the option is granted. Each award grant will be evidenced by a Stock Option or Stock Award Agreement.

Awards granted to participants will become vested and exercisable at the rate as may be specified by the Administrator. Not withstanding the foregoing, no Award will be exercised after the expiration of ten years after the date the Award was granted. In the case of an incentive stock option granted to a 10% shareholder, the option will not be exercised after the expiration of five years after the date of grant. Unless otherwise provided in the Stock Option Agreement or by the Administrator, within 30 days after optionee’s service to the Bancorp or its subsidiaries terminates, no option may be exercised more than 30 days after the date of termination of service. If termination of service is due to death or disability, the Awards will expire one year after the date the grantee’s service is terminated. If the grantee’s service with the Bancorp or its subsidiaries is terminated for cause, all outstanding Awards granted to such grantee will expire as of the commencement of business on the date of such termination. The Administrator may, in its sole discretion, waive the accelerated expiration of Awards, except where the grantee is terminated for cause. Outstanding Awards that are not exercisable at the time of termination of employment for any reason shall expire at the close of business on the date of such termination.  If a change of control (as defined in the 2006 Incentive Stock Plan) occurs and a participant is employed by the Bancorp or one of its subsidiaries on the date of the change of control, then all restrictions, terms and conditions applicable to such participant’s Award then outstanding shall be deemed lapsed and satisfied and the participant will become fully vested as of such date.

Within the limitations of the 2006 Incentive Stock Plan, the Administrator may modify, extend or assume outstanding Awards or may accept the cancellation of outstanding Awards in return for the grant of new Awards for the same or a different number of shares and at the same or a different exercise price as applicable. The Administrator may amend a previously granted Award to fully accelerate the exercise schedule of such Award, and provide that upon the exercise of an unvested option, the optionee will receive shares of restricted stock of the Bancorp that are subject to repurchase by the Bancorp at the exercise price paid for the original option. The Bancorp’s right to repurchase at such price lapse at the same rate as the exercise provisions set forth in optionee’s Stock Option Agreement.

Awards are non-transferable except by will or the laws of descent and distribution. Notwithstanding the foregoing, a grantee that holds Awards other than incentive options may transfer such Awards to his or her immediate family or to a duly established trust for the benefit of one or more of these individuals. Awards so transferred may thereafter be transferred only to the grantee who originally received the grant or to an individual or trust to whom the grantee could have initially transferred the Award. Awards which are so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the grantee.

Payment for shares purchased upon the exercise of stock options may be made either in cash, by check or, if permitted by the Administrator by: (i) directing a broker to sell the stock for which the option is exercisable and remitting to the Bancorp the aggregate exercise price of such options; (ii) paying all or a portion of the exercise price or purchase price for the number of shares being exercised or purchased by tendering shares of Common Stock already owned by the optionee for at least six months, duly endorsed for transfer to the Bancorp, with a fair market value on the date of delivery equal to the exercise price (or portion thereof) due for the number of shares being exercised or purchased; or (iii) attestation whereby the optionee identifies for delivery specific shares of Common Stock already owned by the optionee for at least six months that have a fair market value on the date of attestation equal to the exercise price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares exercised or purchased and the number identified attestation shares of Common Stock. Because options may be exercised in part from time to time, the ability to deliver Common Stock as payment of the exercise price could enable the optionee to turn a relatively small number of shares into a large number of shares.

If permitted under the Stock Option Agreement and the Common Stock is publicly traded, payment for the exercise price may be made all or in part by the delivery of an irrevocable direction to pledge shares to a securities broker or lender approved by the Bancorp, as security for a loan, and to deliver all or part of the loan proceeds to the Bancorp in payment of all or part of the exercise price and any withholding taxes.

A stock appreciation right entitles the grantee to receive, subject to the provisions of the 2006 Incentive Stock Plan and the Stock Award Agreement, a payment having an aggregate value equal to the product of (i) the excess of (a) the fair market value (as defined in the 2006 Incentive Stock Plan) on the exercise date of one share of Common Stock over (b) the base price per share specified in the Stock Award Agreement, multiplied by (ii) the number of shares specified in the Stock Award Agreement which are exercised. Payment by the Bancorp of the amount receivable upon any exercise of a stock appreciation right may be made by the delivery of cash or Common Stock, or any combination of Common Stock and cash, as determined in the sole discretion of the Board of Directors.

Recipients of restricted stock have the right to purchase at a discount or to receive as compensation shares of Common Stock, subject to restrictions imposed by the Stock Award Agreement. A recipient of restricted stock may have all of the rights of a shareholder of the Bancorp, including the right to vote the shares subject to the restricted stock award and to receive any dividends with respect thereto.

If provided in the applicable Stock Option Agreement, following a termination of a participant’s service with the Bancorp, the Bancorp may repurchase the Common Stock underlying the participant’s unvested options. The repurchase right shall be exercisable at a price equal to the exercise price of the unvested option. A repurchase right may be exercised only within 90 days after the termination of the participant’s service with the Bancorp (or in the case of Common Stock issued upon exercise of an option after the date of termination, within 90 days after the date of exercise) for cash or for cancellation of indebtedness incurred in purchasing the shares of Common Stock.

The number of shares of Common Stock that may be granted under the 2006 Incentive Stock Plan is 1.0 million shares, subject to adjustment under certain circumstances. In the event of a dividend or other distribution (whether in the form of cash, Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, change in control (as defined in the 2006 Incentive Stock Plan) or exchange of common stock or other securities of the Bancorp, or other corporate transaction or event affects the common stock, the Board, in its discretion, may adjust an Award in order to prevent dilution or enlargement of benefits.

Under current provisions of the Internal Revenue Code of 1986 (the “Code”), the federal income tax treatment of incentive stock options and non-qualified stock options is different. With respect to incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to the Bancorp at any time as a result of such grant or exercise. With respect to non-qualified stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and the Bancorp will be entitled to a deduction in the amount of income so recognized by the optionee.

Pursuant to Section 83 of the Code, recipients of restricted stock awards generally will recognize ordinary income in an amount equal to the fair market value of the shares of Common Stock granted to them at the time the shares vest and become transferable. A recipient of an Award, however, may elect pursuant to section 83(b) of the Code to accelerate the recognition of income with respect to his or her grant of restricted shares to the time when shares of Common Stock are first transferred to him or her, notwithstanding the vesting schedule of such Awards. The Bancorp will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by Award recipients in the year in which such amounts are included in income.

Stock appreciation rights are taxed to recipients and are deductible by the Bancorp in substantially the same manner as nonqualified stock options. A recipient generally will not recognize any taxable income at the time he or she is granted a Stock appreciation right. However, upon its exercise, the recipient will recognize ordinary income for federal income tax purposes measured by the excess of (i) the fair market value on the date of exercise of one share of Common Stock over (ii) the price per share specified in the Stock Award Agreement, multiplied by (iii) the number of shares awarded. Upon exercise, the Bancorp will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that a recipient is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. The consequences under applicable state and local income tax laws may not be the same as under federal income tax law.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” ADOPTION OF THE VINEYARD NATIONAL BANCORP 2006 INCENTIVE STOCK PLAN.

PROPOSAL NO. 3
RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

The Audit Committee recommended to the Board of Directors, and the Board unanimously approved, the appointment of KPMG as the Bancorp’s independent auditors for the fiscal year ending December 31, 2006. As discussed below, Vavrinek, Trine, Day & Company, LLP (“VTD”) previously served as the Bancorp’s independent auditors.

The Bancorp has been advised by KPMG that neither that firm nor any of its associates has any relationship with the Bancorp or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Representatives of KPMG will be present at the Annual Meeting, will be available to respond to appropriate questions from shareholders and will be able to make such statements as they desire.

The Bancorp’s Bylaws do not require that the shareholders ratify the selection of independent auditors. The Bancorp submits the appointment of auditors for shareholder ratification because it believes it is good corporate practice. If the shareholders vote against ratification, the Board of Directors and the Audit Committee may reconsider the selection. Even if the appointment of auditors is ratified, the Board of Directors and the Audit Committee, in their discretion, may direct the appointment of new auditors at any time during the year if they determine that the change would be in the best interest of the Bancorp and its shareholders.

For the fiscal years ending December 31, 2005 and 2004, VTD was the appointed independent auditors for the Bancorp. The following table sets forth the aggregate fees paid by the Bancorp to VTD for services rendered by VTD in fiscal years 2005 and 2004. The indicated services and fees are as follows:

	2005	2004
Audit Fees (1)	$158,810	$126,681
Audit-Related Fees	--	--
Tax Fees (2)	25,000	20,000
All Other Fees (3)	208,714	56,950
Total	$392,524	$203,631
 __________________
(1)
Audit fees consist of fees incurred in connection with the audit of the Bancorp’s annual financial statements and the  review of the financial statements included in the Bancorp’s quarterly reports filed with the Commission, as well as work generally provided by the independent auditor, such as ESOP audit, 401K audit, statutory audits, consents and review of documents filed with the Commission for the Bancorp and the Bank.

(2)	Tax fees consist primarily of fees paid in connection with preparing federal and state income tax returns and other tax related services.

(3)	Sarbanes-Oxley Act of 2002 assessment fees, loan participation test work and other assessments as necessary.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires advance approval of all audit and non-audit services, including tax services, performed by the independent auditors. The policy provides for pre-approval by the Audit Committee of specified audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve any service to be provided by the independent auditors. The Audit Committee annually reviews and pre-approves services that may be provided by the independent auditors.

Change in Auditors for 2006

On March 23, 2006, VTD notified the Bancorp's Audit Committee of the Board of Directors that it has declined to stand for reelection as the Bancorp's independent certifying accountant effective immediately.

VTD's reports on the Bancorp's consolidated financial statements as of December 31, 2005 and 2004 and for the years then ended did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  VTD's reports on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of Bancorp’s financial statements for the two most recent fiscal years and through March 29, 2006, there were no disagreements between the Bancorp and VTD on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to VTD's satisfaction, would have caused VTD to make reference to the matter in its reports.  During the two most recent fiscal years and through the date hereof, there have been no “reportable events” as defined in Regulation S-K, Item 304(a)(1)(v).

The Bancorp provided VTD with a copy of the foregoing disclosure and requested that VTD furnish the Bancorp with a letter, addressed to the Commission, stating whether or not VTD agrees with the statements made herein, and, if not, stating the respects in which it does not agree. VTD indicated in its letter that it agreed with the statements contained herein. A copy of the letter from VTD, dated March 29, 2006, was filed as Exhibit 16.1 to the Form 8-K filed with the Commission on March 29, 2006.

On March 28, 2006, the Audit Committee of the Board of Directors of the Bancorp engaged KPMG as its independent auditors for the fiscal year ending December 31, 2006.  During the fiscal years ended December 31, 2005 and 2004 and through March 28, 2006, neither the Bancorp nor anyone on its behalf consulted with KPMG with respect to the Bancorp's consolidated financial statements for the fiscal years ended December 31, 2005 and 2004 regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG AS INDEPENDENT AUDITORS FOR 2006.

SHAREHOLDERS PROPOSALS

Under Rule 14a-8 adopted by the Commission under the Exchange Act, proposals of shareholders must conform to certain requirements as to form and may be omitted from the proxy statement under certain circumstances. Shareholder proposals to be considered for inclusion in the proxy statement for the Annual Meeting of Shareholders in 2007 must be received by the Bancorp no later than 5:00 p.m., local time, on December 18, 2006. In order to avoid unnecessary expenditures of time and money by shareholders and the Bancorp, shareholders are urged to review this rule and, if questions arise, to consult legal counsel prior to submitting a proposal to the Bancorp.

Shareholder proposals to be considered for inclusion in this Proxy Statement for the Annual Meeting must have been received by the Bancorp no later than 5:00 p.m., local time on December 19, 2005. No such shareholder proposals were received.

Shareholders also may submit proposals to be voted on at an annual meeting of shareholders without having the proposals included in the Bancorp’s proxy statement. Rule 14a-4(c) under the Exchange Act governs the Bancorp’s use of discretionary proxy voting authority with respect to shareholder proposals that are not being included in the Bancorp’s proxy solicitation materials. Any such shareholder proposal received after March 4, 2006, will be considered untimely for purposes of Rule 14a-4(c)(1), and the proxies designated by the Bancorp for the Annual Meeting will have discretionary authority to vote with respect to any such proposal. No such shareholder proposals were received.

ANNUAL REPORT

The Bancorp’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 accompanies this Proxy Statement. The Annual Report on Form 10-K contains consolidated financial statements of the Bancorp and its subsidiary and the report thereon of VTD, the Bancorp’s independent auditors for the period covered. The Annual Report on Form 10-K is not part of these proxy solicitation materials.

Upon receipt of a written request, the Bancorp will furnish to any shareholder without charge a copy of the Bancorp’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 required to be filed under the Exchange Act. Such written request should be directed to Shareholder Relations, Vineyard National Bancorp, 1260 Corona Pointe Court, Corona CA 92879, e-mail: shareholderinfo@vineyardbank.com.

OTHER MATTERS

The Board of Directors knows of no other matters to be presented at the Annual Meeting other than those set forth herein. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendations of the Board of Directors, and authority to do so is included in the proxy.

Vineyard National Bancorp

Richard S. Hagan, Secretary

Rancho Cucamonga, California
April 17, 2006

IMPORTANT

Even if you expect to attend the Annual Meeting, it is urgently requested that you promptly complete, date, sign, and return the enclosed proxy in the envelope provided. This will save the Bancorp the expense of follow-up notices.

Appendix A

AUDIT COMMITTEE CHARTER
Audit Program                                                                                   AP 100.1

The Board of Directors of Vineyard National Bancorp (the "Company") and Vineyard Bank (the “Bank”) has constituted and established an Audit Committee (the "Committee") with authority, responsibility, and specific duties as described in this Audit Committee Charter.

I.	COMMITTEE COMPOSITION

The Committee shall consist of three or more directors, each of whom is “independent” as such term is defined in the Sarbanes-Oxley Act of 2002 (the “Act”) and regulations promulgated thereunder and under the rules of the NASDAQ National Market (“NASDAQ”).

Each director shall be free from any relationship that, in the opinion of the Board of Directors, as evidenced by its annual selection of such Committee members, would interfere with the exercise of independent judgment as a Committee member. Each Committee member shall be able to read and understand financial statements (including the Company's balance sheet, income statement and cash flow statement). At least one Committee member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience resulting in financial sophistication (including having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities) such that he or she meets the definition of a “financial expert” as such term is defined in regulations issued by the Securities and Exchange Commission (the “SEC”). The Board of Directors shall appoint one member of the Committee annually to serve as Committee Chair.

These requirements are intended to satisfy the Act and the NASDAQ listing requirements relating to the composition of audit committees, and shall be construed accordingly.

II.	MISSION STATEMENT AND PRINCIPAL FUNCTIONS

A.	Matters Pertaining to the Company’s Financial Statements

The Committee shall have access to all records of the Company and all its Subsidiaries and shall have and may exercise such powers as are appropriate to its purpose. The Committee shall perform the following functions:

(1). Understand the accounting policies used by the Company and its Subsidiaries for financial reporting and tax purposes and approve their application; it shall also consider any significant changes in accounting policies that are proposed by management or required by regulatory or professional authorities.

(2). Review with Management and external auditors (also referred to as independent public accounting firm) the Company's audited financial statements and related footnotes and the "Management's Discussion and Analysis" portion of the annual report on Form 10-K prior to the filing of such report, and recommend to the Board of Directors whether such financial statements shall be included in the Company's annual report on Form 10-K, based upon the Committee's review and discussions with its independent public accounting firm.

AUDIT COMMITTEE CHARTER
Audit Program                                                                                 AP 100.2

(3). Review and discuss with Management the Company’s unaudited financial statements and related footnotes and the “Management Discussion and Analysis” portion of the Company’s Form 10-Q for each interim quarter and ensure that the independent public accounting firm also reviews the Company's interim financial statements prior to the Company filing its quarterly report on Form 10-Q with the SEC1.

(4). Study the format and timeliness of financial reports presented to the public or used internally and, when indicated, recommend changes for appropriate consideration by management.

(5). Meet with the Company's legal counsel to review legal matters as needed that may have a significant impact on the Company or its financial reports.

(6). Ensure that management has been diligent and prudent in establishing accounting provisions for probable losses or doubtful values and in making appropriate disclosures of significant financial conditions or events.

(7). Review press releases submitted by management in connection with the release of quarterly, annual, or special financial statements, or which are otherwise financial-oriented. In respect thereto, recommend any changes that appear necessary to conform releases with appropriate professional practice.1

(8).  Review and reassess the adequacy of this Charter annually.

(9).	Ensure the proxy statement for each year’s annual meeting of the Company includes a report of the Audit Committee and required disclosures with respect to the Audit
Committee Charter and the external auditor’s independence.[1]

________________________
1 This may be delegated to the Financial Expert of the Audit Committee, who reviews such documents as part of the Disclosure Committee process, with subsequent reporting of the review to the Audit Committee.

AUDIT COMMITTEE CHARTER
Audit Program                                                                                 AP 100.3

B. Independent Public Accounting Firm

The Committee shall:

(1).  Be directly responsible for the appointment and approval, compensation and oversight of the audit work of an independent public accounting firm employed for the purpose of preparing or issuing an audit report with respect to the Company and its Subsidiaries; such independent public accounting firm shall be duly registered with the Public Accounting Oversight Board following its establishment (all references herein to a registered public accounting firm shall mean an independent public accounting firm prior to the establishment of the Public Accounting Oversight Board and a registered public accounting firm following the establishment of the Public Accounting Oversight Board); and such registered public accounting firm shall be instructed to report directly to the Committee.

(2).  Approve in advance any non-audit service permitted by the Act, including tax services, that its registered public accounting firm renders to the Company and its Subsidiaries, unless such prior approval may be waived because of permitted exceptions under the Act.

(3). To the extent required by applicable regulations, disclose in periodic reports filed by the Company and its Subsidiaries approval by the Committee of allowable non-audit services to be performed for the Company and its Subsidiaries by the registered public accounting firm performing the Company’s and its Subsidiaries audit.

(4). Delegate to one or more members of the Committee the authority to grant pre-approvals for auditing and allowable non-auditing services, which decision shall be presented to the full Committee at its next scheduled meeting for ratification.

(5). Receive a timely report from its registered public accounting firm performing the audit of the Company and its Subsidiaries, which details: (1) all critical accounting policies and practices to be used in the audit; (2) all alternate treatment of financial information within generally accepted accounting principles that have been discussed with management officials of the Company and its Subsidiaries, ramifications of the use of such alternative disclosure and the treatment preferred by the registered public accounting firm; and (3) other material written communications between the registered public accounting firm and the management of the Company and its Subsidiaries, including, but not limited to, any management letter or scheduled or unadjusted differences.

AUDIT COMMITTEE CHARTER
Audit Program                                                                                   AP 100.4

(6). Ensure that the registered public accounting firm submits to the Committee written disclosures and the letter from the registered public accounting firm required by Independence Standards Board Standard No. 1 [Independence Discussions with Audit Committees], and discuss with the registered public accounting firm’s their independence.

(7).  Discuss with the registered public accounting firm the matters required to be discussed by SAS 61 [Communication with Audit Committees] and SAS 90 [Audit Committee Communications].

(8).  Engage independent counsel and other advisers, as the Committee may determine in its sole discretion to be necessary, to carry out the Committee’s duties.

(9).  Submit to the Chief Financial Officer of the Company both an annual budget and invoices to fund appropriate compensation to the registered public accounting firm employed by the Company and its Subsidiaries for the purpose of rendering or issuing an audit report and for compensation of others employed by the Committee.

(10).  Obtain from the registered public accounting firm, at least annually, a formal written statement delineating all relationships between the registered public accounting firm and the Company and its Subsidiaries, and at least annually discuss with the registered public accounting firm any relationship or services which may impact the registered public accounting firm’s objectivity or independence, and take appropriate actions to ensure such independence.

C. Internal Audit Department

The Committee shall:

(1).  Cause to be maintained an appropriate internal audit program covering the Company and its Subsidiaries by internal auditors who report to the Committee and the Board of Directors.

(2). Review and approve the audit plan and budget of the Internal Audit Department, which may be established for the Company and its Subsidiaries, which shall report at least annually to the Committee regarding the staffing plans, financial budget and audit schedules and the adequacy thereof.

(3).  Responsible for the selection of and/or the dismissal of the Chief Risk Officer and Director of Audit.

(4).  Review the scope and coordination efforts of the joint internal/external audit program with both internal auditors and the registered public accounting firm.

AUDIT COMMITTEE CHARTER
Audit Program                                                                                   AP 100.5

(5).  Review reports of any material defalcations and other reportable incidents related to the financial statements or financial reporting of the Company and its Subsidiaries and supervise and direct any special projects or investigations considered necessary by the Committee.

(6).  Review reports of internal auditors and examinations made by regulatory agencies and management's response to them, evaluate the reports in regard to control and/or compliance implications and determine whether appropriate corrective action has been implemented.

(7).  Establish procedures for the receipt, retention and treatment of complaints received by the Company and its Subsidiaries regarding accounting, internal accounting controls or auditing matters.

D. Regulatory Compliance

The Committee shall:

(1).  Cause to be maintained an appropriate regulatory compliance program covering the Company and its Subsidiaries to aid compliance with the laws and regulations applicable to financial institutions.

(2).  Review reports of the compliance officer covering the scope and adequacy of the compliance program, the degree of compliance and cooperation, and the implementation of corrective actions (if necessary or appropriate).

(3).  To the extent applicable, receive reports on a Subsidiary’s compliance with Section 112 of the Federal Deposit Insurance Corporation Improvement Act and review the basis for the reports issued under the rule with management, the Internal Audit Department and the registered public accounting firm.

AUDIT COMMITTEE CHARTER
Audit Program                                                                                   AP 100.6

E. Internal Control

The Committee shall:

(1).  Review periodically the scope and implications of the Company and its Subsidiaries internal financial procedures and consider their adequacy.

(2).  Maintain direct access to the staff of the Company and its Subsidiaries. If useful, require that studies be initiated on subjects of special interest to the Committee.

(3).  Review the comments on internal control submitted by the internal auditors and the registered public accounting firm to ensure that appropriate suggestions for improvement are promptly considered for insertion into the Company and its Subsidiaries internal financial procedure.

(4).  Establish procedures for: (1) the receipt, retention, and treatment of complaints received by the Company and its Subsidiaries regarding accounting, internal accounting controls or auditing matters; and, 2) the confidential anonymous submission by employees of the Company and its Subsidiaries of concerns regarding questionable accounting or auditing matters. The Committee acknowledges that it is unlawful for the Company and its Subsidiaries to penalize the employee complainant in any way based upon lawful actions of the employee with respect to good faith reporting of the compliant. The Committee will take steps to ensure that the employee rights in this regard are respected.

F. Regulatory Examiners

The Committee shall:

(1).  Meet with representatives of the applicable regulatory examiners of the institution and discuss matters relating to their review and supervision of the organization.

(2). Ensure management has taken appropriate corrective action regarding any significant regulatory matters reported by the examiners.

G. Special Duties:
The Committee shall:

(1).  Make special studies of matters related to the financial operations of the Company or its Subsidiaries or to allegations of managerial misconduct by its executives.

AUDIT COMMITTEE CHARTER
Audit Program                                                                                               AP 100.7

III.	MEETINGS OF THE COMMITTEE

Meetings of the Committee will be held at least quarterly and such other times as shall be required by the Chairman of the Board, or by a majority of the members of the Committee. All meetings of the Committee shall be held pursuant to the Bylaws of the Company with regard to notice and waiver thereof. Written minutes pertaining to each meeting shall be filed with the Secretary and a written and/or oral report shall be presented by the Committee at the next Board meeting.

At the invitation of the Chairman of the Committee, the meetings shall be attended by the Chief Executive Officer, the Chief Financial Officer, the representatives of the registered public accounting firm, and such other persons whose attendance is appropriate to the matters under consideration.

IV.	ADOPTION OF AMENDED AND RESTATED CHARTER

This Audit Committee Charter was approved and adopted by the Audit Committee and the Board of Directors of Vineyard National Bancorp and Vineyard Bank and became effective on March 29, 2006.

Appendix B

VINEYARD NATIONAL BANCORP
COMPENSATION COMMITTEE CHARTER

The Board of Directors of Vineyard National Bancorp (the “Bancorp”) has delegated to the Compensation Committee (the “Committee”) responsibility for overseeing certain aspects of executive compensation for the Bancorp. The primary function of the Committee is to assist the Board in fulfilling its oversight responsibilities related to compensation philosophy, strategies, policies and programs of the Bancorp and its subsidiaries (the “Company”), and to review and approve specific compensation actions dealing with senior executives who are designated by the Board as being Section 16 Officers under the Securities and Exchange Act of 1934 (the “Section 16 Officers”).

The committee shall be composed exclusively of directors who are (i) “independent” as defined under Nasdaq Rule 4200, (ii) “non-employee directors” within the meaning of Rule 16b-3(b)(3) promulgated under the Securities Exchange Act of 1934, as amended, (iii) “outside directors” within the meaning of Regulation § 1.162-27(e)(3) promulgated under the Internal Revenue Code of 1986, as amended, and (iv) not themselves eligible to participate in any of the Bancorp’s executive compensation plans with respect to which they have the authority to exercise discretion.

Mission Statement and Principal Functions

The Committee’s basic responsibility is to assure that the executive management of the Bancorp and its operating subsidiaries are compensated effectively in a manner consistent with the stated compensation philosophy of the Bancorp, performance objectives, internal equity consideration, competitive practice, and the requirements of the appropriate regulatory bodies. The Committee shall also communicate to shareholders the Bancorp’s compensation policies and the reasoning behind such policies as required by the Securities and Exchange Commission. More specifically, the Committee shall be responsible for the following:

▪
Review the Bancorp’s executive compensation programs to ensure the attraction, retention and appropriate reward of executive and other key officers, to motivate their performance in the achievement of the Bancorp’s business objectives, and to align the interest of executive officers with the long term interests of the Bancorp’s shareholders;

▪
Review the performance, salaries, and other compensation of executive officers and other key employees; in so doing, the Committee considers the general performance of the executive officers, the Bancorp and the compensation practices in the markets where the Bancorp competes for executive talent provided that, as to the salary of the Chief Executive Officer, the Committee recommends an appropriate salary to the Board for approval and, provided further, that the Chief Executive Officer may not be present during voting or deliberation as to his or her compensation;

▪	Authorize the establishment and/or continuation of the Bancorp’s Stock Option Plan and Restricted Share Plans and other incentive compensation plans;

VINEYARD NATIONAL BANCORP
COMPENSATION COMMITTEE CHARTER

▪	Review the performance goals for all performance-based plans, review the results, and the targeted incentive pools required upon attainment of the goals;

▪	Review the development of new compensation plans and the revision of old plans; Oversee directors’ compensation;

▪	Review compensation cost of equity incentive plans, including the review and evaluation of alternative equity awards that manage compensation costs and shareholder dilution;

▪
Review the employee benefit plans, including the retirement plans, of the Bancorp, and either recommend plan changes to the Board or amend such plans provided that any plan amendment which will have a material cost increase to the Bancorp or material effect on the Bancorp’s employees requires Board approval;

▪	Establish investment policies and fund selection for the Bancorp’s domestic defined benefit retirement plans;

▪
Review the actions of the Benefits Plans Administrative Committee, consisting of members of senior management appointed by the chief executive officer, whose members constitute the ERISA fiduciaries who administer these plans;

▪
Retain and terminate consultants to be used to assist the Committee in the evaluation of director, CEO or senior executive compensation, and the sole authority to approve such consultants’ fees and other retention terms;

▪	Request attendance at any Committee meeting of other directors, officers, employees, consultants, or outside counsel;

▪	Produce an annual compensation committee report as required by the SEC to be included in the Company’s annual proxy statement or annual report on Form 10-K;

▪	Perform an annual self evaluation; and

▪	Review and recommend change of control benefits to the full Board to be provided to all employees.

Meetings

The Committee will meet as often as necessary to carry out its responsibilities. The Committee may also act by unanimous written consent in lieu of a meeting. Meetings may be called by the Chairman of the Committee and/or management of the Bancorp. All meetings of the Committee and actions or decisions of the Committee shall be held or taken pursuant to the bylaws of the Bancorp,

VINEYARD NATIONAL BANCORP
COMPENSATION COMMITTEE CHARTER

including with regard to notice and waiver of meetings, and written minutes of each meeting shall be duly filed in the Bancorp records. Reports of each meeting of the Committee shall be made to the Board of Directors at its next regularly scheduled meeting following the Committee meeting accompanied by any recommendations to the Board of Directors approved by the Committee. The members of the Committee shall be nominated by the Board and elected annually to one-year terms by majority vote of the Board at the first meeting of the Board following the annual meeting of shareholders. The Board shall designate a Committee Chairperson, and all Committee members shall be subject to removal at any time by a majority vote of the Board of Directors.

Appendix C

VINEYARD NATIONAL BANCORP
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Purpose

The Nominating and Corporate Governance Committee (the “Nominating Committee”) is appointed by the Board (1) to assist the Board by identifying individuals qualified to become Board members, (2) to recommend to the Board the director nominees for the next annual meeting of shareholders; (3) to recommend to the Board director nominees for each Board committee; and (4) to develop and recommend a set of corporate governance principles applicable to the Bancorp.

Committee Membership

The Nominating Committee shall be comprised of three or more directors all of whom qualify as independent directors (“Independent Directors”) as defined under applicable rules of the Securities and Exchange Commission and NASDAQ, as amended from time to time. Any attempted appointment to the Nominating Committee of a person who does not qualify as an Independent Director shall be null and void. Any Nominating Committee member who loses the status of an Independent Director shall automatically and without further action cease to be a member of the Nominating Committee as soon as such status is lost.

The members of the Nominating Committee shall be nominated by the Board and elected annually to one-year terms by majority vote of the Board at the first meeting of the Board to be held following the annual meeting of Shareholders. Vacancies on the Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy. No member of the Committee shall be removed except by majority vote of the Independent Directors then in office.

Committee Authority and Responsibilities

1. The Nominating Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms. The Nominating Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

2. The Nominating Committee shall actively seek individuals qualified to become board members for recommendation to the Board. The Nominating Committee will consider the factors in the attached Appendix A relating to Board Composition and Leadership.

3. Develop and recommend to the Board for approval a set of corporate governance principles applicable to the Bancorp and review such guidelines at least annually and recommend changes as necessary.

VINEYARD NATIONAL BANCORP
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

4. Receive communications from shareholders regarding any matters of concern by following the process identified in a set of guidelines approved by this Nominating Committee in the attached Appendix B.

5. The Nominating Committee may delegate its authority to subcommittees when appropriate.

6. The Nominating Committee shall make regular reports to the Board and keep written minutes of its meetings.

7. The Nominating Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Nominating Committee shall annually review its own performance.

APPENDIX A

I. Board Composition and Leadership

A. Composition of Board
A principal goal of the Board is to optimize the availability of independent perspectives and give advice to the Chief Executive Officer and management, to increase the quality of Board oversight and to lessen the possibility of conflicts of interest. Accordingly, the Board should consist predominantly of Independent Directors. The President and Chief Executive Officer of the Bancorp reports directly to the full Board.

B. Size of Board
The Board should be comprised of a sufficient number of directors to enable the Board to properly perform its responsibilities and achieve its governance objectives and goals. The Bancorp’s Bylaws currently provide that the Board will consist of between 5 and 9 members. Currently, the Board consists of 6 members. The Board should be a group small enough to permit substantive discussions of the whole Board in which each director can participate meaningfully and large enough that committee work does not become unduly burdensome. In addition, we seek a broad range of skills, expertise, industry knowledge and contacts useful to the Bancorp’s business.

C. Director Independence
The Nominating Committee is responsible for reviewing with the Board annually the appropriate criteria and standards for determining director independence consistent with all applicable legal requirements and the rules of The Nasdaq Stock Market and the rules and regulations of the Securities Exchange Commission under the Securities Exchange Act of 1934, as amended.

D. Selection of New Directors
The goal of the Nominating Committee is to maintain a strong and experienced Board by continually assessing the Board’s business background, current responsibilities, community

VINEYARD NATIONAL BANCORP
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

involvement, commitment to the Bancorp (including meaningful ownership of the Bancorp’s voting securities of at least $100,000), and expected period of time available for service and independence. Other important factors to be considered by the Nominating Committee in the selection of nominees for the position of non-management director include current knowledge and contacts in the Bancorp’s industry and other industries relevant to the Bancorp’s business, ability to work together as an effective group and ability to commit adequate time to serve as a director.

Recommendations must be submitted in writing to the Chair of the Nominating Committee at the Bancorp’s principal executive offices no earlier than the last business day of September and no later than the last business day in the month of November preceding the Bancorp’s next Annual Meeting of Shareholders for consideration at such Annual Meeting. Shareholders shall include in such recommendation (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of voting stock of the Bancorp owned by each proposed nominee; (d) the name and residence address of the notifying shareholder(s); (e) the number of shares of voting stock of the Bancorp owned by the notifying shareholder(s) and (f) a letter from the proposed nominee indicating that such proposed nominee wishes to be considered as a nominee for the Bancorp’s Board of Directors and will serve as a member of the Bancorp’s Board of Directors if elected. In addition, each recommendation must set forth in detail the reasons why the notifying shareholder(s) believes the proposed nominee meets the criteria set forth in this charter for serving on the Bancorp’s Board of Directors.

The Nominating Committee is responsible for annually reviewing and evaluating with the Board the appropriate skills and characteristics required of Board members in the context of the current composition of the Board and our goals for nominees to the Board, including nominees who are current Board members. The Board is responsible for selecting and recommending nominees for election by the Bancorp’s shareholders and for making interim appointments of Directors in accordance with the Bancorp’s bylaws. The Board delegates the screening process to the Nominating Committee under the direction of the Chair of the Nominating Committee and with direct input from the Chairman of the Board and the Chief Executive Officer. The Chair of the Nominating Committee may authorize the Chief Executive Officer or any other representative of the Board, speaking on behalf of the Board, to extend invitations to join the Board to new Director candidates.

E. Director Education and Orientation
All directors are expected to be knowledgeable about the Bancorp and its industry. This knowledge is gained from attendance at Board meetings, periodic Director training sessions, regular meetings with management of the Bancorp, reading of appropriate industry, corporate governance and directorship literature and attendance at educational seminars. Management may also conduct orientation sessions for new and seasoned directors.

F. Term of Directors
The Board does not favor a formal rotation process or term limits for non-management directors.

VINEYARD NATIONAL BANCORP
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

The Board believes it is important to monitor overall Board performance and to have a process for bringing in new members, to address changing needs of the Bancorp and to bring fresh perspectives to the challenges facing the Bancorp as circumstances warrant. The Board also recognizes the value of having non-management Directors who have demonstrated a commitment to serving the Bancorp. Accordingly, as part of each annual evaluation of the Board’s performance, the Nominating Committee will reassess the right mix of skills, experience, contacts and other qualities for the Board. Then, each year, the Chairman of the Board and the Chairman of the Nominating Committee will propose to the Nominating Committee a group of directors who would be nominated for re-election. The Nominating Committee will then recommend to the Board the group to be nominated to the full Board.

G. Age Limits
For the same reasons discussed in Part F. above, the Board does not have an age limit for Directors or a mandatory retirement policy. The Board believes that it should have the flexibility to appoint or retain qualified Board members, regardless of age.

H. Board Compensation
The Compensation Committee is responsible for reviewing and recommending, on an annual basis, the compensation for independent directors. Bancorp management shall report to the Compensation Committee how the Bancorp’s director compensation practices compare with those of other public and peer group corporations. Any change in Board compensation shall be made upon the recommendation of the Compensation Committee, and following discussion and concurrence by the full Board.

COMMUNICATION WITH BOARD OF DIRECTORS
Shareholders wishing to contact the Bancorp’s Board of Directors confidentially, including a committee of the Board of Directors, may do so in writing to the following address:

Chairman of the Board Vineyard National Bancorp
1260 Corona Pointe Court
Corona, CA 92879

All communications sent to the Board of Directors will be communicated with the entire Board unless the Chairman of the Board reasonably believes communication with the entire Board of Directors is not appropriate or necessary.

Any person (including employees) with a complaint or concern regarding accounting, internal accounting controls or auditing matters, can communicate directly with the Audit Committee, either anonymously or by name, in writing, addressed specifically to the Audit Committee at the foregoing address for Confidential Corporate Solutions.

Appendix D

VINEYARD NATIONAL BANCORP
2006 INCENTIVE STOCK PLAN

SECTION 1: GENERAL PURPOSE OF PLAN

The name of this plan is the Vineyard National Bancorp 2006 Incentive Stock Plan of (the “Plan”). The purpose of the Plan is to enable Vineyard National Bancorp, a California corporation (the “Company”), and any Parent or any Subsidiary to obtain and retain the services of the types of Employees and Directors who will contribute to the Company’s long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all shareholders of the Company.

SECTION 2: DEFINITIONS

For purposes of the Plan, the following terms shall be defined as set forth below:

“Administrator” shall have the meaning as set forth in Section 3, hereof.

“Award” means the grant of a Stock Option, Restricted Stock or Stock Appreciation Right pursuant to the Plan.

“Board” means the Board of Directors of the Company.

“Cause” means (i) failure by an Eligible Person to substantially perform his or her duties and obligations to the Company, Parent or any Subsidiary (other than any such failure resulting from his or her incapacity due to physical or mental illness); (ii) engaging in misconduct or a fiduciary breach which is or potentially is materially injurious to the Company, Parent or any Subsidiary or the Company’s, Parent’s or any Subsidiary’s shareholders; (iii) commission of a felony; (iv) the commission of a crime against the Company, Parent or any Subsidiary which is or potentially is materially injurious to such entity; or (v) as otherwise provided in the Stock Option Agreement or Stock Award Agreement. For purposes of this Plan, the existence of Cause shall be determined by the Administrator in its sole discretion.

“Change in Control” shall mean:

(1) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power (which voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares) of the continuing or Surviving Entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned, directly or indirectly, by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization; provided, however, that in making the determination of ownership by the shareholders of the Company, immediately after the reorganization, equity securities which persons own immediately before the reorganization as shareholders of another party to the transaction shall be disregarded; or

(2) The sale, transfer or other disposition of all or substantially all of the Company’s assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means a committee of the Board designated by the Board to administer the Plan.

“Company” means Vineyard National Bancorp, a corporation organized under the laws of the State of California (or any successor corporation).

“Consultant” means a consultant or advisor who is a natural person and who provides bona fide services to the Company, a Parent or a Subsidiary; provided such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Date of Grant” means the date on which the Administrator adopts a resolution expressly granting a Right to a Participant or, if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution.

“Director” means a member of the Board.

“Disability” means that the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an ISO pursuant to Section 6.6 hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Plan Administrator.

“Eligible Person” means an Employee, Consultant or Director of the Company, any Parent or any Subsidiary.

“Employee” shall mean any individual who is a common-law employee (including officers) of the Company, a Parent or a Subsidiary.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean the fair market value of a Share, determined as follows: (i) if the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, the Fair Market Value of a share of Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable; (ii) if the Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or any similar system whereby the stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the bid and asked prices for the Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable; or (iii) in the absence of an established market for the Stock, the Fair Market Value shall be determined in good faith by the Administrator and such determination shall be conclusive and binding on all persons.

“Grantee” means a Participant who is granted an Award pursuant to the Plan.

“ISO” means a Stock Option intended to qualify as an “incentive stock option” as that term is defined in Section 422(b) of the Code.

“Non-Employee Director” means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission.

“Non-Qualified Stock Option” means a Stock Option not described in Section 422(b) of the Code.

“Optionee” means a Participant who is granted a Stock Option pursuant to the Plan.

“Outside Director” means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Treasury Regulations (26 Code of Federal Regulation Section 1.162-27(e)(3)).

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

“Participant” means any Eligible Person selected by the Administrator, pursuant to the Administrator’s authority in Section 3, to receive Awards.

“Plan” means this Vineyard National Bancorp 2006 Incentive Stock Plan as the same may be amended or supplemented from time to time.

“Repurchase Right” shall have the meaning set forth in Section 7.7 of the Plan.

“Restricted Stock” means a right to receive or purchase shares of the Company’s Common Stock subject to certain terms, conditions, or restrictions as set forth in the Stock Award Agreement that may affect, among other things, transferability, disposition, and/or forfeitability.

“Service” shall mean service as an Employee, Director or Consultant.

“Stock” means Common Stock of the Company.

“Stock Appreciation Right” means a right to receive a payment having an aggregate value equal to the product of the excess of (a) the Fair Market Value on the exercise date of one share of Common Stock over (b) the base price per share specified in the Stock Award Agreement.

“Stock Option” or “Option” means an option to purchase shares of Stock granted pursuant to Section 6.

“Stock Award Agreement” shall have the meaning set forth in Section 8.

“Stock Option Agreement” shall have the meaning set forth in Section 6.1.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

“Surviving Entity” means the Company, if immediately following any merger, consolidation or similar transaction, the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the corporation existing following the merger, consolidation or similar transaction. In all other cases, the other entity to the transaction and not the Company shall be the Surviving Entity. In making the determination of ownership by the shareholders of an entity immediately after the merger, consolidation or similar transaction, equity securities the shareholders owned immediately before the merger, consolidation or similar transaction as shareholders of another party to the transaction shall be disregarded. Further, outstanding voting securities of an entity shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

“Ten Percent Shareholder” means a person who on the Date of Grant owns, either directly or through attribution as provided in Section 424 of the Code, Stock constituting more than 10% of the total combined voting power of all classes of stock of the Company, Parent or any Subsidiary.

SECTION 3: ADMINISTRATION

3.1Administrator. The Plan shall be administered by either (i) the Board or (ii) the Committee (the group that administers the Plan is referred to as the “Administrator”).

3.2Powers in General. The Administrator shall have the power and authority to grant Awards to Eligible Persons, pursuant to the terms of the Plan. However, only the Compensation Committee of the Company shall have the authority to grant to Eligible Persons Awards intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code regardless of whether it is the plan administrator.

3.3Specific Powers. In particular, subject to the limitation set forth in Section 3.2 above, the Administrator shall have the authority: (i) to construe and interpret the Plan and apply its provisions; (ii) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (iv) to determine when Awards are to be granted under the Plan; (v) from time to time to select, subject to the limitations set forth in this Plan, those Eligible Persons to whom Awards shall be granted; (vi) to determine the number of Awards to be granted; (vii) to issue each Stock Option as a Non-Qualified Stock Option or as an ISO; (viii) to prescribe the terms and conditions of each Award, including, without limitation, the Exercise Price and medium of payment, vesting provisions and repurchase provisions, and to specify the provisions of the Stock Award or Stock Option Agreement relating to such grant; (ix) to amend any outstanding Awards for the purpose of modifying the time or manner of vesting, the Purchase Price or Exercise Price, as the case may be, subject to applicable legal restrictions; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award, such amendment shall also be subject to the Participant’s consent; (x) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; (xi) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; and (xii) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

3.4Decisions Final. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

3.5The Committee. The Board may, in its sole and absolute discretion, from time to time, and at any period of time during which the Company’s Stock is registered pursuant to Section 12 of the Exchange Act shall, delegate any or all of its duties and authority with respect to the Plan to the Committee whose members are to be appointed by and to serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the unanimous written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable. During any period of time during which the Company’s Stock is registered pursuant to Section 12 of the Exchange Act, all members of the Committee shall be Non-Employee Directors and Outside Directors.

3.6Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator and each of the Administrator’s consultants shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator or any of its consultants may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator or any of its consultants in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator or any of its consultants in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator or any of its consultants did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, such Administrator or any of its consultants shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

SECTION 4: STOCK SUBJECT TO THE PLAN

4.1Stock Subject to the Plan. Subject to adjustment as provided in Section 9 herein, 1.0 million shares of Common Stock shall be reserved and available for issuance under the Plan. Stock reserved hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares. The number of shares that are subject to Awards under the Plan shall not exceed the number of shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available a sufficient number of shares to satisfy the requirements of the Plan. The Company may, upon the appropriate Board and or shareholder approval, elect to increase the number of shares of Common Stock available for issuance under this plan for purposes related to acquisitions.

4.2Additional shares. In the event that any outstanding Award or other right for any reason expires or is canceled or otherwise terminated, the shares allocable to the unexercised portion of such Award or other right shall again be available for the purposes of the Plan. In the event that shares issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision or right of repurchase, such shares shall again be available for the purposes of the Plan.

SECTION 5: ELIGIBILITY

Eligible Persons who are selected by the Administrator shall be eligible to be granted Awards hereunder subject to limitations set forth in this Plan; provided, however, that only Employees and employee-directors shall be eligible to be granted ISOs hereunder.

SECTION 6: TERMS AND CONDITIONS OF OPTIONS

6.1Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

6.2Number of shares. Each Stock Option Agreement shall specify the number of shares of Stock that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8, hereof. The Stock Option Agreement shall also specify whether the Option is an ISO or a Non-Qualified Stock Option.

6.3Exercise Price.

6.3.1In General. Each Stock Option Agreement shall state the price at which shares subject to the Stock Option may be purchased (the “Exercise Price”). Notwithstanding the foregoing, the Exercise Price of ISOs shall not be less than 100% of the Fair Market Value of the Stock as of the Date of Grant and the Exercise Price of ISOs granted to Ten Percent Shareholders shall not be less than 110% of the Fair Market Value of the Stock as of the Date of Grant.

6.3.2Payment. The Exercise Price shall be payable in a form described in Section 7 hereof.

6.4Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise or with the disposition of shares acquired by exercising an Option.

6.5Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option becomes exercisable. The exercise provisions of any Stock Option Agreement shall be determined by the Administrator, in its sole discretion.

6.6Term. The Stock Option Agreement shall specify the term of the Option. No Option shall be exercised after the expiration of ten years after the date the Option is granted. In the case of an ISO granted to a Ten Percent Shareholder, the ISO shall not be exercised after the expiration of five years after the date the ISO is granted. Unless otherwise provided in the Stock Option Agreement or by the Plan Administrator within thirty (30) days after Optionee’s Service terminates, no Option may be exercised (i) more than thirty (30) days after the date the Optionee’s Service with the Company, Parent and Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause, (ii) one year after the date the Optionee’s Service with the Company, Parent and Subsidiaries terminates if such termination is a result of death or Disability, and (iii) if the Optionee’s Service with the Company, Parent and Subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination. The Administrator may, in its sole discretion, waive the accelerated expiration provided for in (i) or (ii). Outstanding Options that are not exercisable at the time of termination of employment for any reason shall expire at the close of business on the date of such termination.

6.7Leaves of Absence. For purposes of Section 6.6 above, to the extent required by applicable law, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence. To the extent applicable law does not require such a leave to be deemed to continue while the Optionee is on a bona fide leave of absence, such leave shall be deemed to continue if, and only if, expressly provided in writing by the Administrator or a duly authorized officer of the Company, Parent or Subsidiary for whom Optionee provides his or her services.

6.8Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding Options (whether granted by the Company or another issuer) or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different Exercise Price. Without limiting the foregoing, the Administrator may amend a previously granted Option to fully accelerate the exercise schedule of such Option and provide that upon the exercise of such Option, the Optionee shall receive shares of Restricted Stock that are subject to repurchase by the Company at the Exercise Price paid for the Option in accordance with Section 7.6 with such Company’s right to repurchase at such price lapsing at the same rate as the exercise provisions set forth in Optionee’s Stock Option Agreement. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option.

SECTION 7: PAYMENT FOR; RESTRICTIONS ON STOCK OPTIONS

7.1General Rule. The entire Exercise Price of Stock Options issued under the Plan shall be payable in full by, as applicable, cash or check for an amount equal to the aggregate Exercise Price for the number of shares being purchased, or in the discretion of the Administrator, upon such terms as the Administrator shall approve, the Exercise Price may be paid: (i) by a copy of instructions to a broker directing such broker to sell the Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a “cashless exercise”), (ii) by paying all or a portion of the Exercise Price or Purchase Price for the number of shares being exercised or purchased by tendering Stock owned by the Participant for at least six months, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Exercise Price (or portion thereof) due for the number of shares being exercised or purchased or (iii) by means of attestation whereby the Participant identifies for delivery specific shares of Stock already owned by Participant for at least six months that have a Fair Market Value on the date of attestation equal to the Exercise Price (or portion thereof) and receives a number of shares of Stock equal to the difference between the number of shares thereby exercised or purchased and the number identified attestation shares of Stock.

7.2Withholding Payment. The Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company, Parent or a Subsidiary as a result of the exercise of a Stock Option. The Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as the Administrator shall approve, by (i) cashless exercise; (ii) tendering Stock owned by the Participant for at least six months, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the withholding due for the number of shares being exercised or purchased; (iii) means of attestation whereby the Participant identifies for delivery specific shares of Stock already owned by Participant for at least six months that have a Fair Market Value on the date of attestation equal to the withholding due for the number of shares being exercised or purchased; (iv) by paying all or a portion of the tax withholding for the number of shares being purchased by withholding shares from any transfer or payment to the Optionee (“Stock withholding”); or (v) a combination of one or more of the foregoing payment methods. Any shares issued pursuant to the exercise of an Option and transferred by the Optionee to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan. The Fair Market Value of the number of shares subject to Stock withholding shall not exceed an amount equal to the applicable minimum required tax withholding rates.

7.3Exercise/Pledge. To the extent that a Stock Option Agreement so allows and the Stock is publicly traded, in the discretion of the Administrator, upon such terms as the Administrator shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Administrator) of an irrevocable pledge of shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

7.4Written Notice. The purchaser shall deliver a written notice to the Administrator requesting that the Company direct the transfer agent to issue to the purchaser (or to his designee) a certificate for the number of shares of Common Stock being exercised or, in the case of a cashless exercise or share withholding exercise, for any shares that were not sold in the cashless exercise or withheld.

7.5No Transferability. Except as provided herein, a Participant may not assign, sell or transfer Stock Options, in whole or in part, other than by will or by operation of the laws of descent and distribution.

7.5.1Permitted Transfer of Non-Qualified Option. The Administrator, in its sole discretion may permit the transfer of a Non-Qualified Option (but not an ISO) as follows: (i) by gift to a member of the Participant’s immediate family or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the trustor (either or both (i) or (ii) referred to as a “Permitted Transferee”). For purposes of this Section 7.5.1, “immediate family” shall mean the Optionee’s spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

7.5.2Conditions of Permitted Transfer. A transfer permitted under this Section 7.5 hereof may be made only upon written notice to and approval thereof by Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred Option, in whole or in part, other than by will or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of this Plan.

7.6Repurchase Rights. To the extent provided in the applicable Stock Option Agreement, following a termination of the Participant’s Service, the Company may repurchase the Participant’s unvested Stock as provided in this Section 7.6 (the “Repurchase Right”).

7.6.1Repurchase Price. The Repurchase Right shall be exercisable at a price equal to the Exercise Price, as the case may be, of unvested Stock.

7.6.2Exercise of Repurchase Right. A Repurchase Right may be exercised only within 90 days after the termination of the Participant’s Service (or in the case of Stock issued upon exercise of an Option after the date of termination, within 90 days after the date of exercise) for cash or for cancellation of indebtedness incurred in purchasing the shares.

SECTION 8: STOCK AWARDS

8.1Stock Appreciation Rights. The Board may from time to time grant to eligible participants Awards of Stock Appreciation Rights (“SARs”). A SAR entitles the Grantee to receive, subject to the provisions of the Plan and the Stock Award Agreement, a payment having an aggregate value equal to the product of (i) the excess of (a) the Fair Market Value on the exercise date of one share of Common Stock over (b) the base price per share specified in the Stock Award Agreement, multiplied by (ii) the number of shares specified in the Stock Award Agreement which are exercised. Payment by the Company of the amount receivable upon any exercise of a SAR may be made by the delivery of cash or Common Stock, or any combination of Common Stock and cash, as determined in the sole discretion of the Board. If upon settlement of the exercise of a SAR a Grantee is to receive a portion of such payment in shares of Common Stock, the number of shares shall be determined by dividing such portion by the Fair Market Value of a share of Common Stock on the exercise date. No fractional shares shall be used for such payment and the Board shall determine whether cash shall be given in lieu of such fractional shares or whether such fractional shares shall be eliminated.

8.2 Restricted Stock Awards. The Board may from time to time grant Restricted Stock to eligible Participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. The terms of such Restricted Stock awards shall be set forth in and will be subject to the terms of the Stock Award Agreement. The recipient of a Restricted Stock award shall have, with respect to the shares of Common Stock underlying a grant of Restricted Stock, all of the rights of a shareholder of such stock (except as such rights are limited or restricted under the Plan or in the relevant Stock Award Agreement). Any stock dividends paid in respect of unvested Restricted Stock shall be treated as additional Restricted Stock and shall be subject to the same restrictions and other terms and conditions that apply to the unvested Restricted Stock in respect of which such stock dividends are issued.

8.3 Term. The Stock Award Agreement shall specify the term of the SAR or Restricted Stock Award. No Award shall be exercised after the expiration of ten years after the date the SAR or Restricted Stock award is granted. Unless otherwise provided in the Stock Award Agreement or by the Plan Administrator within thirty (30) days after Grantee’s service terminates, no SAR or Restricted Stock award grant may be exercised (i) more than thirty (30) days after the date the Grantee’s service with the Company, Parent and Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause, (ii) one year after the date the Grantee’s service with the Company, Parent and Subsidiaries terminates if such termination is a result of death or Disability, and (iii) if the Grantee’s Service with the Company, Parent and Subsidiaries terminates for Cause, all outstanding SAR or Restricted Stock awards granted to such Grantee shall expire as of the commencement of business on the date of such termination. The Administrator may, in its sole discretion, waive the accelerated expiration provided for in (i) or (ii). Outstanding SAR or Restricted Stock awards that are not exercisable at the time of termination of employment for any reason shall expire at the close of business on the date of such termination.

8.4 Leaves of Absence. To the extent required by applicable law, Service shall be deemed to continue while the Grantee is on a bona fide leave of absence. To the extent applicable law does not require such a leave to be deemed to continue while the Grantee is on a bona fide leave of absence, such leave shall be deemed to continue if, and only if, expressly provided in writing by the Administrator or a duly authorized officer of the Company, Parent or Subsidiary for whom Grantee provides his or her services.

8.5 Modification, Extension and Assumption of Stock Awards. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding SAR or Restricted Stock awards (whether granted by the Company or another issuer) or may accept the cancellation of outstanding SAR or Restricted Stock awards (whether granted by the Company or another issuer) in return for the grant of a new SAR or Restricted Stock award for the same or a different number of shares and at the same or an adjusted base price in the case of a SAR or purchase price, if any, in the case of a Restricted Stock award.

SECTION 9: ADJUSTMENTS; CHANGE OF CONTROL; MARKET STAND-OFF

9.1Effect of Certain Changes.

9.1.1 No Corporate Action Restriction. The existence of the Plan, any Stock Option or Stock Award Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company’s or any Subsidiary’s capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company’s or any Subsidiary’s capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the Company’s or any Subsidiary’s assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Company or any Subsidiary, or any employees, officers, shareholders or agents of the Company or any Subsidiary, as a result of any such action.

              9.1.2 Recapitalization Adjustments. In the event that the Board determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, Change of Control or exchange of Common Stock or other securities of the Company, or other corporate transaction or event affects the Common Stock such that an adjustment is determined by the Board, in its sole discretion, to be necessary or appropriate in order to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, the Board may, in such manner as it in good faith deems equitable, adjust any or all of (i) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, and (ii) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards.

9.2 Acceleration of Awards Vesting. Anything in the Plan to the contrary notwithstanding, if a Change of Control of the Company occurs all restrictions, terms and conditions applicable to all Awards then outstanding shall be deemed lapsed and satisfied and each Participant shall become 100% vested with respect to all Awards granted to such Participant under this Plan as of the date of the Change of Control. The immediately preceding sentence shall apply to only those Participants who are employed by the Company and/or one of its Subsidiaries as of the date of the Change of Control.

9.3Par Value Changes. In the event of a change in the Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value, into the same number of shares without par value, or a change in the par value, the shares resulting from any such change shall be “Stock” within the meaning of the Plan.

9.4Decision of Administrator Final. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive; provided, however, that each ISO granted pursuant to the Plan shall not be adjusted in a manner that causes such Stock Option to fail to continue to qualify as an ISO without the prior consent of the Optionee thereof.

9.5No Other Rights. Except as hereinbefore expressly provided in this Section 9, no Participant shall have any rights by reason of any subdivision or consolidation of shares of Company stock or the payment of any dividend or any other increase or decrease in the number of shares of Company stock of any class or by reason of any of the events described in Section 9.1, above, or any other issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class; and, except as provided in this Section 9, none of the foregoing events shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to Awards. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

9.6Market Stand-Off. Each Stock Option Agreement and Stock Award Agreement shall provide that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, transfer the economic consequences of ownership or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the “Market Stand-Off”). In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Plan until the end of the applicable stand-off period. If there is any change in the number of outstanding shares of Stock by reasons of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), a merger or consolidation; a reverse merger or similar transaction, then any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off.

SECTION 10: AMENDMENT AND TERMINATION

The Board may amend, suspend or terminate the Plan at any time and for any reason. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

SECTION 11: GENERAL PROVISIONS

11.1General Restrictions.

11.1.1Legends. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

11.1.2No Rights as Shareholder. Except as specifically provided in this Plan, a Participant or a transferee of an Award shall have no rights as a shareholder with respect to any shares covered by the Award until the date of the issuance of a Stock certificate to him or her for such shares, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 9.1, hereof.

11.2Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

11.3Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of an ISO within two years from the date of grant of such ISO or within one year after the issuance of the shares of Stock acquired upon exercise of such ISO shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Stock.

11.4Regulatory Matters. Each Stock Option Agreement and Stock Award Agreement shall provide that no shares shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (ii) if required to do so by the Company, the Grantee or Offeree shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Board or Committee may require.

11.5Recapitalizations. Each Stock Option and Stock Award Agreement shall contain provisions required to reflect the provisions of Section 9.

11.6Delivery. Upon exercise of an Award granted under this Plan, the Company shall issue Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

11.7Other Provisions. The Stock Option Agreements and Stock Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Stock Options, as the Administrator may deem advisable.

SECTION 12: EFFECTIVE DATE OF PLAN

The adoption of the Plan is subject to approval by the Company’s shareholders, upon approval by the Company’s shareholders and adoption by the Board, the effective date of this Plan will be May 24, 2006. Approval by the Company’s shareholders must be obtained within 12 months from the date the Plan is adopted by the Board. In the event that the shareholders fail to approve the Plan within 12 months after its adoption by the Board, any grants of Options or sales or Awards of shares that have already occurred shall be rescinded, and no additional grants, sales or Awards shall be made thereafter under the Plan.

SECTION 13: TERM OF PLAN

The Plan shall terminate automatically on May 24, 2016, but no later than prior to the 10th anniversary of the effective date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Plan may be terminated on any earlier date pursuant to Section 10 hereof.

SECTION 14: EXECUTION

To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same as of May 24, 2006.

Vineyard National Bancorp

By: _______________________________

VINEYARD
NATIONAL BANCORP

Vote by Internet or Telephone or Mail
24 Hours a Day – 7 Days a Week
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET
www.proxyvoting.com/vnbc

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. You will be prompted to enter your control number, located in the box below, to create and submit an electronic ballot.

OR

TELEPHONE
1-888-426-7035

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.

OR

MAIL

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

You can vote via the Internet or by telephone until 5:00 p.m., Pacific Time, May 23, 2006.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

▼ DETACH PROXY CARD HERE ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES LISTED BELOW AND "FOR" PROPOSALS 2 AND 3. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING ITEMS:

1. To elect as directors the six (6) nominees set forth below.

☐ **FOR** all nominees listed below ☐ **WITHHOLD AUTHORITY** to vote for all nominees listed below ☐ **FOR ALL EXCEPT**

INSTRUCTION: To withhold authority to vote "FOR" any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

01. Frank Alvarez **04. James LeSieur**
02. David Buxbaum **05. Norman Morales**
03. Charles Keagle **06. Joel Ravitz**

EXCEPTION:____

2. To adopt the Vineyard National Bancorp 2006 Incentive Stock Plan; ☐ **FOR** ☐ **AGAINST** ☐ **ABSTAIN**

4. In their discretion, to transact such other business as may properly come before the meeting.

I (we) do ☐ or do not ☐ expect to attend this meeting.

☐ MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

Authorized Signature(s)

____

____

Date: ________________________, 2006

Please date and sign exactly as your name(s) appears. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign. WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE UNLESS YOU VOTE BY INTERNET OR TELEPHONE.

RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

◄ **Please Detach Here**
You Must Detach This Portion of the Proxy Card Before Returning it in the Enclosed Envelope ◄

VINEYARD NATIONAL BANCORP PROXY

9590 Foothill Blvd., Rancho Cucamonga, CA 91730

This Proxy is solicited on behalf of the Board of Directors of Vineyard National Bancorp.

The undersigned appoints Frank S. Alvarez and Charles L. Keagle, or either of them, as proxies with full power of substitution to vote and act with respect to all shares of Vineyard National Bancorp (the "Company") held of record as of March 27, 2006 by the undersigned at the Annual Meeting of Shareholders, to be held at 9590 Foothill Blvd., Rancho Cucamonga, CA on Wednesday, May 24, 2006, at 5:30 p.m., local time, or any adjournment thereof, including all powers the undersigned would possess if personally present, as follows:

PLEASE SIGN AND DATE ON REVERSE SIDE